                                                                   EXHIBIT 10.14
                                                                   -------------

DATED:  27th April                                                         1999
-------------------------------------------------------------------------------



                             CAPITAL & COUNTIES plc


                                       and


                           ENGAGE TECHNOLOGIES LIMITED



-------------------------------------------------------------------------------


                                   UNDERLEASE

                                       of

                              Fifth Floor Premises
                              at Egyptian House 170
                              Piccadilly London W1

-------------------------------------------------------------------------------

                                   CONTENTS

                                                                                                               Page
CLAUSE 1 - DEFINITIONS ........................................................................................   1

CLAUSE 2 - INTERPRETATION .....................................................................................   7

CLAUSE 3 - GRANT AND TERM .....................................................................................  10

CLAUSE 4 - RIGHTS GRANTED .....................................................................................  11

CLAUSE 5 - RIGHTS RESERVED AND REGRANTED ......................................................................  14

CLAUSE 6 - THIRD PARTY RIGHTS OVER THE PREMISES ...............................................................  17

CLAUSE 7 - PAYMENT OF RENTS ...................................................................................  18
         Tenant's obligation to pay rent ......................................................................  18
         First payment of the Service Charge Estimate .........................................................  18
         Rent Commencement Date ...............................................................................  18
         Payment of Rents .....................................................................................  18
         No Right of Set-Off ..................................................................................  18

CLAUSE 8 - RENT REVIEW ........................................................................................  19
         Definitions ..........................................................................................  19
         Determination of revised Rent by agreement ...........................................................  21
         The Surveyor .........................................................................................  21
         Determination of revised Rent by the Surveyor ........................................................  22
         Rent pending review ..................................................................................  22
         Legislative restrictions .............................................................................  22
         Guarantors not to take part in the review ............................................................  23
         Rent review memorandum ...............................................................................  23
         Time not of the essence ..............................................................................  23

CLAUSE 9 - OTHER FINANCIAL MATTERS ............................................................................  24
         Utilities ............................................................................................  24
         Common facilities ....................................................................................  24
         Rates and taxes ......................................................................................  24
         Payments relating to the Premises and other property .................................................  24
         Landlord's costs .....................................................................................  25
         VAT ..................................................................................................  25
         Interest .............................................................................................  25
         Exclusion of statutory compensation ..................................................................  26

CLAUSE 10 - INSURANCE .........................................................................................  27
         Landlord's obligations relating to insurance .........................................................  27
         Reinstatement ........................................................................................  27
         Tenant's obligations relating to insurance ...........................................................  28
         Suspension of rent ...................................................................................  29
         Option to determine following damage by an Insured Risk ..............................................  30
         Insurance monies .....................................................................................  31

CLAUSE 11 - SERVICE CHARGE ....................................................................................  32
         Definitions ..........................................................................................  32
         Landlord's obligations ...............................................................................  36
         Tenant's obligations .................................................................................  36
         Estimating and revising the Service Charge ...........................................................  37
         General provisions ...................................................................................  37

CLAUSE 12 - STATE AND CONDITION OF THE PREMISES ...............................................................  39
         Repair ...............................................................................................  39
         Redecoration .........................................................................................  39
         Alterations ..........................................................................................  40
         Signs and reletting notices ..........................................................................  40

CLAUSE 13 - USE OF THE PREMISES ...............................................................................  41
         The Permitted Use ....................................................................................  41
         Restrictions on Use ..................................................................................  41
         Use of machinery .....................................................................................  42
         Fire and security precautions ........................................................................  42
         Exclusion of warranty ................................................................................  42

CLAUSE 14 - DEALINGS ..........................................................................................  43
         General restrictions .................................................................................  43
         Assignments ..........................................................................................  43
         Underlettings ........................................................................................  44
         Terms to be contained in any underlease ..............................................................  45
         Rent review in an underlease .........................................................................  46
         Further provisions relating to underleases ...........................................................  47
         Charging .............................................................................................  47
         Declarations of trust ................................................................................  48
         Group sharing of occupation ..........................................................................  48
         Registration of dealings and provision of information ................................................  48

CLAUSE 15 - LEGAL REQUIREMENTS AND REGULATIONS ................................................................  49
         Legislation ..........................................................................................  49
         Notices relating to the Premises .....................................................................  49
         Planning .............................................................................................  50
         The Construction (Design and Management) Regulations 1994 ............................................  50
         Local authority requirements .........................................................................  51

         Defective Premises Act 1972 ..........................................................................  51
         Regulations ..........................................................................................  51
         No additional rights .................................................................................  51

CLAUSE 16 - LANDLORD'S COVENANT FOR QUIET ENJOYMENT ...........................................................  52

CLAUSE 17 - LIMIT ON LANDLORD'S LIABILITY .....................................................................  53

CLAUSE 18 - FORFEITURE ........................................................................................  54
         Landlord's right of re-entry .........................................................................  54
         Events giving rise to the Landlord's right of re-entry ...............................................  54

CLAUSE 19 - NOTICES IN CONNECTION WITH THIS LEASE .............................................................  56

CLAUSE 20 - MISCELLANEOUS .....................................................................................  57
         Landlord's rights to remedy default by the Tenant ....................................................  57
         Superior interests ...................................................................................  57
         Tenant to provide information ........................................................................  57
         Tenant's indemnity ...................................................................................  58
         Tenant's acknowledgement .............................................................................  58
         Disputes .............................................................................................  58
         Guarantor ............................................................................................  58
         Qualification of Landlord's liability ................................................................  59
         Sale of goods after end of Term ......................................................................  59
         Arbitration ..........................................................................................  59

CLAUSE 21 - EXCLUSION OF THE 1954 ACT .........................................................................  61

CLAUSE 22 - NEW OR OLD LEASE ..................................................................................  62

CLAUSE 23 - MUTUAL OPTION TO DETERMINE ........................................................................  63

CLAUSE 24 - CERTIFICATE .......................................................................................  64

THE SCHEDULE ..................................................................................................  66

                                  PARTICULARS

Date                     27th April 1999

New or old tenancy       The tenancy created by this Lease is a new tenancy for
                         the purposes of the Landlord and Tenant (Covenants) Act
                         1995.

Landlord                 Capital & Counties plc (company no. 280739).

Registered office        40 Broadway London SW1H OBU.

Tenant                   Engage Technologies Limited (company no. 3484747).

Registered office        212 Piccadilly London W1V 9LD

Premises Fifth floor office premises of the Building as shown edged red on the Plan.

Building                 Egyptian House, 170 Piccadilly, London W1

Term granted             From and including the date hereof and expiring on and
                         including 24 March 2009 but subject to early determination as provided in clause 23.

Rent In respect of the period from the date hereof until but excluding the first anniversary of the date hereof SIXTY NINE THOUSAND FIVE HUNDRED AND THIRTY THREE POUNDS ((Pounds)69,533.00) per annum rising to ONE HUNDRED AND FOUR THOUSAND THREE HUNDRED POUNDS ((Pounds)104,300.00) per annum in respect of the period from and including the first anniversary of the date hereof until and including 24 March 2004 and thereafter subject to review.

Rent commencement date   the date of this Lease.

Rent review dates        25 March 2004

Service charge           A fair proportion of the total for the Building.

Service charge           the date of this Lease.
commencement date

Service charge estimate  FIFTEEN THOUSAND SEVEN HUNDRED AND NINETY FOUR POUNDS
                         ((Pounds)15,794.00) per annum.

Interest rate            4% over the Barclays Bank PLC Base Rate.

Permitted use            Offices within Use Class B1 of the Town and Country
                         Planning (Use Classes) Order 1987.

                                     LEASE

Date                                 27th April                           1999

PARTIES

(1) CAPITAL & COUNTIES PLC (incorporated and registered in England and Wales under company number 280739, the registered office of which is at 40 Broadway London SW1H OBU (the Landlord); and

(2) ENGAGE TECHNOLOGIES LIMITED (incorporated and registered in England and Wales under company number 3484747), the registered office of which is at 212 Piccadilly London W1V 9LD (the Tenant).

IT IS AGREED AS FOLLOWS:

DEFINITIONS

--------------------------------------------------------------------------------

CLAUSE 1

In this Lease the following definitions apply:

"Base Rate"

the base rate from time to time of Barclays Bank PLC, or if that rate is no longer published then the rate of interest which the Landlord reasonably considers to be most closely comparable to minimum lending rates generally applicable in the UK from time to time;

"Building"

Egyptian House, 170 Piccadilly, London W1 shown for identification only edged blue on the Plan and all Service Media on, over or under such land, and Service Media outside such land but exclusively serving it (excluding, in both cases, any Service Media which are not owned by the Landlord);

"Common Parts"

the entrances, lobbies, halls, stairways, landings, corridors, lifts, lavatories, internal and external fire escapes other internal areas of the Building other than the Premises or the Offices;

"Excluded Risks"

any risk against which the Landlord does not insure because insurance cover for that risk is either not ordinarily available in the London insurance market, or is available there only at a premium or subject to conditions which in the Landlord's discretion are unacceptable;

"Group"

a group of companies within the meaning of section 42 of the Landlord and Tenant Act 1954;

"Guarantor"

any person who has entered into a guarantee or an authorized guarantee agreement pursuant to this Lease and their respective successors in title;

"Insurance Rent"

(a) a fair proportion of the cost to the Landlord (before any commission) of insuring the Building against the Insured Risks for its full reinstatement cost, including the costs of demolition and site clearance, temporary works, compliance with local authority requirements in connection with any works of repair or reinstatement, architects', surveyors' and other professional fees and other incidental expenses, and in each case with due allowance for inflation and VAT, and insuring against public liability of the Landlord in connection with any matter relating to the Building or the occupation or use of the Building; and

(b) the cost of the Landlord (before any commission) of insuring against loss of the Rent (having regard to the provisions for the review of the Rent) for a period of three years or such longer period as the Landlord reasonably considers appropriate;

"Insured Risks"

(a)       fire, explosion, lightning and earthquake;

(b) flood, storm, bursting or overflowing of water tanks, pipes, or other water or heating apparatus;

(c) impact, aircraft (other than hostile aircraft) and things dropped from such aircraft;

(d)       riot, civil commotion and malicious damage; and

(e)       such other risks as the Landlord may from time to time insure against,

but to the extent that any risk is for the time being an Excluded Risk, it will not to that extent and for that time be an Insured Risk;

"Interest Rate"

4% over the Base Rate;

"Landlord"

the first party to this deed and its successors in title and persons entitled to the reversion immediately expectant on the termination of this Lease;

"Landlord's Surveyor"

a chartered surveyor appointed by the Landlord, who may be an individual, or a firm or company of chartered surveyors, or an employee of the Landlord or a company which is in the same Group as the Landlord;

"this Lease"

this deed as varied or supplemented by any Supplemental Document;

"Offices"

the parts of the Building (other than the Premises) which are intended for letting on the basis of a demise similar in nature to the Premises, or which are let;

"Permitted Use"

Offices within Use Class B1 of the Town and Country (Use Classes) Order 1987 (as at the date that Order first came into force);

"Plan"

the plan annexed to this deed;

"Planning Acts"

the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990 and the Planning and Compensation Act 1991;

"Premises"

Fifth floor office premises of the Building as shown for identification only edged red on the Plan bounded by and including:

(a) the interior plaster and other finishes of the external walls of such premises and walls dividing the Building from other property (but excluding any other part of such walls);

(b) the inner half of the non-load-bearing internal walls dividing such premises from other parts of the Building (but excluding any other part of such walls);

(c) the interior plaster and other finishes of the internal load-bearing walls dividing such premises from other parts of the Building (but excluding any other part of such walls);

(d) the flooring, floor screeds and any voids beneath them down to (but excluding) the joists, slabs or other structures supporting such flooring;

(e) the ceiling finishes and any suspended or false ceilings and any voids between the ceiling and any suspended or false ceiling (but excluding any other part of the ceilings),

              and including:

(f) the whole of any non-load-bearing walls, columns and partitions within such premises;

(g) the interior plaster and other finishes of load-bearing walls and columns within such premises (being excluding any other part of such walls and columns);

(h) the whole of any doors and windows and door and window frames and fittings at such premises including the glass in any doors and windows;

(i) landlord's fixtures from time to time within such premises, but if those fixtures are Service Media then only if they fall within paragraph (j) below;

(j) Service Media within and from time to time exclusively serving such premises and which are owned by the Landlord (but excluding any other Service Media);

"Quarter Days"

25 March, 24 June, 29 September and 25 December in each year;

"Rent"

In respect of the period from the date hereof until but excluding the first anniversary of the date hereof SIXTY NINE THOUSAND FIVE HUNDRED AND THIRTY THREE POUNDS ((pound)69,533.00) per annum rising to ONE HUNDRED AND FOUR THOUSAND THREE HUNDRED POUNDS ((pound)104,300.00) per annum in respect of the period from and including the first anniversary of the date hereof until and including 24 March 2004 and thereafter subject to review.

"Rent Commencement Date"

the date of this Lease;

"Review Date"

25 March 2004;

"Service Charge"

a fair proportion of the cost of all of the Landlord's Expenses in relation to relevant Service Charge Year (as those terms are defined in clause 11.1);

"Service Charge Balance"

the shortfall, if any, between the Service Charge Estimate and the Service
Charge;

"Service Charge Commencement Date"

the date of this Lease;

"Service Charge Estimate"

the same fair proportion of the amount which the Landlord, or the Landlord's Surveyor or its accountant, reasonably estimates will be the total cost of the Landlord's Expenses in any Service Charge Year (as those terms are defined in clause 11.1) which for the first year of the Term is estimated to be FIFTEEN THOUSAND SEVEN HUNDRED AND NINETY FOUR POUNDS ((pound)15,794.00) per annum;

                       [Certificate Copy of Filed Plan]

"Service Media"

conduits and equipment used for the reception, generation, passage and/or storage of Utilities and all fire alarms, smoke detectors, sprinklers, dry risers, security cameras and closed circuit television apparatus;

"Structural Parts"

all parts of the Building other than the Common Parts, the Offices and the Premises;

"Supplemental Document"

any deed, agreement, license, memorandum or other document which is supplemental to this deed;

"Surveyor"

an independent chartered surveyor appointed jointly by the Landlord and the Tenant or, if they do not agree on the identity of such surveyor, by the President of the Royal Institution of Chartered Surveyors (or any other officer authorized to carry out that function) on the application of either the Landlord or the Tenant in accordance with this Lease;

"Tenant"

the second party to this deed and its successors in title;

"Term"

a term from and including the date hereof and expiring on and including 24 March 2009;

"Utilities"

electricity, gas, water, foul water and surface drainage, heating, ventilation and air conditioning, smoke and fumes, signals, telecommunications, satellite and data communications and all other utilities;

"VAT"

value added tax payable by virtue of the Value Added Tax Act 1994 (or previous legislation relating to value added tax);

"Working Day"
any day (other than Saturday) on which banks are usually open for business in England and Wales.
INTERPRETATION

--------------------------------------------------------------------------------

CLAUSE 2

2.1           In this Lease:

2.1.1 the table of contents, particulars and clause headings are for reference only and do not affect its construction;

2.1.2 the words "include" and "including" are deemed to be followed by the words "without limitation";

2.1.3 general words introduced by the word "other" do not have a restrictive meaning by reason of being preceded by words indicating a particular class of acts, things or matters; and

2.1.4 obligations owed by or to more than one person are owed by or to them jointly and severally.

2.2           In this Lease, unless otherwise specified:

2.2.1 a reference to legislation is a reference to all legislation having effect in the United Kingdom at any time during the Term, including:

              (a) directives, decisions and regulations of the Council or Commission of the European Union;

              (b)     Acts of Parliament;

              (c) orders, regulations, consents, licences, notices and bye-laws made or granted under any Act of Parliament or directive, decision or regulation of the Council or Commission of the European Union, or made or granted by a local authority or by a court of competent jurisdiction; and

              (d)     any approved Codes of Practice issued by a statutory body;

2.2.2 a reference to particular legislation is a reference to that legislation as amended, consolidated or re-enacted from time to time and to all subordinate legislation made under it from time to time;

2.2.3 a reference to a person includes an individual, corporation, company, firm, partnership or government body or agency, whether or not legally capable of holding land; and

2.2.4 a reference to a clause is a reference to a clause or sub-clause of this Lease.

2.3           In this Lease:

2.3.1 an obligation of the Tenant not to do something includes and obligation not to cause or allow that thing to be done;

2.3.2 a reference to any act or to any act or omission of the Tenant includes any act or any act or omission of any other person at the Premises or the Building with the Tenant's express or implied authority;

2.3.3 the rights of the Landlord udder any clause are without prejudice to the rights of the Landlord under any other clause or Supplemental Document or other instrument entered into in connection with this Lease;

2.3.4 the obligations of or restrictions on the Tenant or a Guarantor under any clause, Supplemental Document or other instrument entered into in connection with this Lease, are without prejudice to the obligations of or restrictions on the Tenant or Guarantor, or to the rights of the Landlord under any other clause, Supplemental Document or other instrument entered into in connection with this Lease;

2.3.5 a reference to the consent or approval of the Landlord means the prior consent in writing of the Landlord, signed by or on behalf of the Landlord;

2.3.6 where a matter in this Lease is subject to the consent or approval of the Landlord, it is also, where required, subject to the written consent of any superior landlord or mortgagee of the Landlord;

2.3.7 references to any adjoining property of the Landlord include any property adjoining or near the Building owned, leased or occupied by the Landlord from time to time;

2.3.8 references to the end of the Term are to the end of the Term whether before or at the end of the term of years granted by this Lease;

2.3.9 references to a fair proportion of any sum are to the whole or a proportion of that sum which is fair and reasonable in the circumstances as determined by the Landlord's Surveyor, whose decision shall be final and binding (save in the case of manifest error). Where there are different elements to that sum a different proportion for each element may be determined on this basis;

2.3.10        the perpetuity period is eighty years from the date of this deed;

2.3.11 where a sum is expressed to be payable on demand, it will become payable, unless otherwise specified, 5 Working Days after the demand has been made; and

2.3.12 unless otherwise specified, references to the Premises and the Building include any part of the Premises or the Building.

GRANT AND TERM

--------------------------------------------------------------------------------

CLAUSE 3

The Landlord leases the Premises to the Tenant for the Term, the Tenant paying the following sums, which are reserved as rent: the Rent, the Service Charge Estimate, the Insurance Rent, the Service Charge Balance and any VAT payable on those sums and any interest due under this Lease.

RIGHTS GRANTED

--------------------------------------------------------------------------------

CLAUSE 4

4.1           The following rights are granted by the Landlord to the Tenant:

4.1.1 the right to enter and exit from the Premises on foot over the Common Parts;

4.1.2 the right to have the name of the Tenant (or other permitted occupier(s)) displayed on any name board which may be provided by the Landlord on the Common Parts in a style approved by the Landlord with such approval not to be unreasonably withheld or delayed;

4.1.3 the right to display a sign at the entrance to the Premises showing the names of the Tenant and any other permitted occupiers and any companies having their registered office at the Premises in a style approved by the Landlord with such approval not to be unreasonably withheld or delayed;

4.1.4 the right to use such of the lavatories on the Common Parts as the Landlord acting reasonably shall designate from time to time;

4.1.5 the right to use the Service Media forming part of the Building at the date of this deed which serve, but do not form part of, the Premises;

4.1.6 the right to enter other part of the Building in order to carry out any repairs to the Premises, but only if those repairs cannot reasonably be carried out without such entry, and subject to the Tenant complying with clause 4.3; and

4.1.7 the right to support and protection from the rest of the Building to the extent existing at the date of this deed.

4.1.8 the right in case of emergency only to use such means of emergency escape serving the Premises as shall comply with fire regulations and as the Landlord shall from time to time designate and notify to the Tenant;

4.2           The rights granted by clause 4.1:

4.2.1 are granted only to the extent that the Landlord has power to grant them;

4.2.2 are not granted to the Tenant exclusively, but are to be used in common with the Landlord, any superior landlord, any other tenants and lawful occupiers of the Building, and other persons authorized by them;

4.2.3 may be interrupted or varied for the purposes of any works of maintenance, repair, alteration or the replacement of any land, building, lifts or lift equipment or Service Media in connection with which the rights are exercised;

4.2.4 are to be exercised by the Tenant, and any authorized undertenant, in accordance with any reasonable regulations which the Landlord may make for the proper management of the Building; and

4.2.5 will last only until such time as any land or Service Media over or through which they are exercised (or any rights in connection with such land or Service Media) is or are adopted or acquired by a third party for the purposes of providing the relevant facility to the general public.

4.3 The right granted by clause 4.1.6 is granted subject to the conditions that the Tenant may, except in cases of emergency, only exercise that right:

4.3.1 during such hours as the occupier of the relevant adjoining property and the Landlord agree; and

4.3.2 after having given reasonable prior written notice to the occupier of the relevant other property and the Landlord,

              and in any event on the conditions that:

4.3.3 it is exercised in a manner which causes as little inconvenience as reasonably practicable to the occupier of the other property; and

4.3.4 the person exercising that right shall immediately make good any damage caused to that other property and to any items belonging to the Landlord, the tenant or the occupier of the other property which are at the other property, and will indemnify the Landlord against any losses or claims resulting from the exercise of that right, and the Tenant shall ensure that the person exercising that right complies with the terms of this clause 4.3.

4.4 Nothing contained or referred to in this Lease will confer on, or grant to, the Tenant any right, easement or privilege other than those which are set out in clause 4.1 and section 62 of the Law of Property Act 1925 will not apply to this Lease.

4.5 Nothing contained or referred to in this Lease entitles the Tenant to the benefit of, or the right to enforce, or to prevent the release or modification of any agreement entered into by any other tenant or occupier of the Building or any other tenant of the Landlord.

RIGHTS RESERVED AND REGRANTED

--------------------------------------------------------------------------------


CLAUSE 5

5.1 The following rights are reserved from this Lease and regranted to the Landlord by the Tenant:

5.1.1 the right to build, or carry out works, to any other part of the Building or on any adjoining property of the Landlord or to raise the height of the Building, even if such building or works:

              (a)     lessen the access of light or air to the Premises; or

              (b) cause any nuisance, damage or inconvenience to the Tenant or other occupier of the Premises, provided that they do not materially affect the Tenant's or other permitted occupier's use of the Premises for the Permitted Use;

5.1.2 the right to build into any of the structures bounding and forming part of the Premises;

5.1.3 the right to attach scaffolding to any part of the Premises in the exercise of any of the rights excepted and reserved by this clause 5.1;

5.1.4         the right to:

              (a) inspect, connect into, repair and replace any Service Media in, on, under or over the Premises, but which do not form part of the Premises;

              (b) construct Service Media within the perpetuity period in, on, over or under the Premises;

              (c) connect into and use any Service Media which within that time form part of the Premises; and

              (d) cut into any walls, floors or ceilings at the Premises for these purposes;

5.1.5 the right to attach any equipment to the Premises in order to clean the outside of the windows of the Building;

5.1.6 the right to attach any equipment or notices to the Premises to comply with any legislation or any requirements of the insurers of the Building;

5.1.7 the right of support and protection from the Premises for the rest of the Building any adjoining property;

5.1.8 the right for the occupier of any other part of the building to enter the Premises for the same purposes and in the same circumstances as the Tenant may enter other parts of the Building:

5.1.9 the right to attach Service media to the Premises in connection with the provision of the Services;

5.1.10        the right to enter the Premises:

              (a) to exercise any other right reserved and regranted to the landlord by this Lease;

              (b) to view the sate and condition of the Premises, to measure and undertake surveys of the Premises and to prepare schedules of condition or of dilapidation at the Premises;

              (c) to determine whether the Tenant is complying with its obligations in this Lease and to remedy any breach of those obligations;

              (d) to show prospective purchasers of any interest in the Landlord's reversion or, in the last six months of the Term, to show prospective tenants over the Premises;

              (e)     in connection with the provision of the Services;

              (f) in connection with any requirements of the insurers of the Premises;

              (g)     to comply with a superior lease or mortgage; and

              (h) for any other reasonable purpose connected with this Lease or with the Landlord's interest in the Premises or the Building or with the proper management of the Building or any adjoining property of the Landlord.

5.2 The rights reserved and regranted by this Lease are reserved and regranted to the Landlord and any superior landlord or mortgagee, and their tenants, and may be exercised by anyone authorized by the Landlord or a superior landlord.

5.3 The person exercising any right of entry reserved and regranted by this Lease shall make good any damage caused to the Premises (subject to clause 5.4) but shall not be under any obligation to make any other compensation to the Tenant or other occupier of the Premises.

5.4 The Tenant shall allow any person who has a right to enter the Premises to enter the Premises at all reasonable times, during and outside usual business hours, provided that reasonable notice has been given, which need not be written notice. In cases of emergency no notice need be given and the Landlord or another person on behalf of the landlord may break into the Premises if entry cannot be effected in any other way. The landlord will not be liable to make good any damage caused to the Premises in breaking into the Premises in these circumstances.

THIRD PARTY RIGHTS OVER THE PREMISES

--------------------------------------------------------------------------------

CLAUSE 6

6.1      There are excepted from this deed and this Lease is granted subject to:

6.1.1 all existing rights which belong to other property, or are enjoyed by other property over the Premises or any land or Service Media over which rights are granted by the Landlord to the Tenant by this Lease; and

6.1.2 the matters contained or referred to in the headlease dated 24 August 1988 between (1) The Queen's Most Excellent Majesty (2) Crown Estate Commissioners and (3) the Landlord as varied from time to time and the property and charges registers of title number NGL 621783 as at the date of this deed.

6.2 The Tenant shall comply with the matters contained or referred to in the documents and registers referred to in clause 6.1 so far as they relate to the Premises and the rights granted by this Lease.

6.3      The Tenant shall:

6.3.1 not permit any third party to acquire any right over the Premises or to encroach upon the Premises;

6.3.2    give the Landlord immediate written notice of any attempt to do this;

6.3.3 take any steps which the Landlord may reasonably require to prevent the acquisition of any right over or encroachment on the Premises; and

6.3.4 preserve for the benefit of the Premises and the Landlord's interest in them all existing rights which belong to the Premises and are enjoyed over adjoining or neighboring property.

6.4 The Tenant shall not block or obstruct any window or ventilator at the Premises.

PAYMENT OF RENTS

--------------------------------------------------------------------------------

CLAUSE 7

7.1      Tenant's obligation to pay rent

         The Tenant agrees with the Landlord to pay:

7.1.1 the Rent, the Service Charge Estimate and any VAT payable on those sums in four equal installments in advance on the Quarter Days;

7.1.2    the Insurance Rent on demand;

7.1.3    the Service Charge Balance, and any VAT on it, on demand; and

7.1.4    interest in accordance with clause 9.7.

7.2      First payment of the Service Charge Estimate

         The first instalment of the Service Charge Estimate, and any VAT due on it is to be made on the date of this deed, and is to be a proportionate amount for the period from and including the Service Charge Commencement Date until the next Quarter Day.

7.3      Rent Commencement Date

         The first payment of the Rent shall be made on the date of this deed and shall be the Rent for the period from and including the Rent Commencement Date until the next Quarter Day.

7.4      Payment of Rents

         If required by the Landlord, the Tenant shall pay the Rent, the Service Charge Estimate and any VAT on those sums, by bankers standing order, direct debit or credit transfer to a bank and account in the United Kingdom which the Landlord has notified in writing to the Tenant.

7.5      No Right of Set-Off

         The Tenant waives any legal or requitable right of set-off, deduction, abatement or counterclaim which it may have in respect of the Rent or any other sums due under this Lease and agrees to make all payments of Rent and other such sums in full on their due dates.

RENT REVIEW

--------------------------------------------------------------------------------

CLAUSE 8

8.1      Definitions

         In this clause the following definition applies:

         "Open Market Rent"

         the best annual rent at which the Premises could reasonably be expected to be let as a whole at the relevant Review Date in the open market:

         (a)   without a fine or premium;

         (b)   by a willing landlord to a willing tenant;

         (c) which would be payable after the expiry of such rent free or reduced rent period as would be negotiated in the open market by the willing landlord and the willing tenant at the relevant Review Date in respect of the period during which fitting out works would be carried out by the willing tenant (notwithstanding the assumption at paragraph (h) that the Premises are assumed to be fitted out);

         (d) under a lease of ten years commencing on and including the relevant Review Date; and

         (e) otherwise on the same terms as this Lease, except as to the amount of the Rent and assuming that the rent commencement date in such lease is at such date after the relevant Review Date so as to provide for the rent free or reduced rent period referred to in paragraph (c) above;

         assuming that:

         (f)   the Premises are available to be let with vacant possession;

         (g) the Premises and the Building and any land or Service Media over which any rights granted by this Lease are to be exercised are in good and substantial repair and condition and if damaged or destroyed that they have been reinstated;

         (h) the Premises have been fully fitted out and are ready for immediate occupation and use by the willing tenant;

         (i) the Landlord and the Tenant have fully complied with their obligations in this Lease;

         (j) no work has been carried out on the Premises by the Tenant or any undertenant or their predecessors in title, or on any other part of the Building or any adjoining property of the Landlord before or during the Term, which would lessen the rental value of the Premises;

         (k) the Premises can, in their assumed state, be lawfully used by the willing tenant for the Permitted Use and for any other purpose to which the Landlord has, at the request of the Tenant, given its consent;

         (l) any consents or licenses current or required at the relevant Review Date are available to the willing tenant; and

         (m) if the Landlord (or the relevant member of its VAT group) has elected to waive the exemption for the purposes of VAT in respect of the Premises, that the willing landlord has also so elected, but that if the Landlord (or the relevant member of its VAT group) has not so elected, the willing landlord has not so elected;

         but disregarding:

         (n) any occupation of the Premises by the Tenant or any authorized undertenant;

         (o) any goodwill attached to the Premises by reason of the Tenant or any authorized undertenant carrying on any business at the Premises;

         (p) any improvements (including improvements which form part of the Premises at the relevant Review Date) carried out by the Tenant or any authorized undertenant, or their predecessors in title, before or during the Term, with the consent (if required) of the Landlord, at the cost of the relevant Tenant or authorized undertenant, and not pursuant to an obligation owed by the relevant Tenant or authorized undertenant to the Landlord or its predecessors in title;

         (q) any legislation which imposes a restraint upon agreeing or receiving an increase in the Rent.

8.2      Determination of revised Rent by agreement

8.2.1 The Rent will be reviewed at each Review Date, and from each Review Date the Rent will be the higher of the Rent reserved immediately before the relevant Review Date and the Open Market Rent at the relevant Review Date.

8.2.2 The Landlord and the Tenant may agree the level of the Open Market Rent at any time before the Surveyor has determined it.

8.2.3 The Landlord and the Tenant may agree that, taking into account the Open Market Rent at the relevant Review Date, the revised Rent reserved from that Review Date will be formulated in terms which provide for different amounts to be paid with effect from different dates on or after that Review Date.

8.2.4 If the Landlord and the Tenant have not agreed the Open Market Rent three months before the relevant Review Date, either may require it to be determined by a Surveyor.

8.3      The Surveyor

8.3.1 The Tenant may not make an application for the appointment of a Surveyor without first notifying the Landlord and allowing the landlord to direct that the Surveyor is to act as an expert.

8.3.2 The Surveyor must be experienced in the letting and valuation of properties of a similar type and in the same region as the Premises.

8.3.3 If the Surveyor dies, or gives up the appointment, or fails to act in accordance with this clause 8, or it becomes apparent that the Surveyor is or will become unable so to act, the landlord and the Tenant may make a further appointment of, or application for, a substitute Surveyor.

8.3.4 The Landlord may before the appointment of the Surveyor by the Landlord and the Tenant or at the time of the application to the President (or other relevant officer) of the Royal Institution of Chartered Surveyors, direct that the Surveyor is to act as an expert. If the Landlord does not so direct at that time the review of the Rent will be referred to arbitration with the Surveyor acting as the arbitrator.

8.4      Determination of revised Rent by the Surveyor

8.4.1 The Surveyor shall be instructed to determine the Open Market Rent within two months (or longer if reasonable) of being appointed and to make a direction as to costs (including the costs of appointment).

8.4.2 If the Surveyor is to act as an expert, the Landlord and the Tenant may within one month of being notified of the Surveyor's appointment submit a valuation of the Open Market Rent at the relevant Review Date and written representations to the Surveyor. The Landlord and the Tenant may also make written counter-representations to the Surveyor within a further 10 Working Days after the end of that month. Any valuation, representation or counter-representation supplied to the Surveyor are to be copied to the other party at the same time. The Surveyor will be not be fettered by any valuation, representation or counter-representation supplied.

8.4.3 Where acting as an expert, the decision of the Surveyor will be final and binding (save in the case of manifest error).

8.4.4 The costs of appointment and fees of the Surveyor shall be paid in such proportions as the Surveyor directs, of if no such direction is made, then equally by the landlord and the Tenant. If the Tenant has not paid any costs required to be paid under this clause within 10 Working Days of having been required to pay them, the Landlord may pay such costs which will be deemed due as additional rent and recoverable as rent in arrears.

8.4.5 The Landlord will not be liable to the Tenant for any failure of the Surveyor to determine the Open Market Rent as instructed.

8.5      Rent pending review

8.5.1 If the revised Rent has not been agreed or determined before the relevant Review Date, then the Rent shall continue to be payable at the rate payable immediately before the relevant Review Date.

8.5.2 On the Quarter Day after the revised Rent has been agreed or determined the shortfall, if any, between the Rent paid and the revised Rent for the period from the relevant Review Date until that Quarter Day will become due together with interest on that shortfall at the Base Rate from the date or dates on which such shortfall became due.

8.6      Legislative restrictions

         If there is any legislation in force at the relevant Review Date which restricts the Landlord's right to review the Rent in accordance with this clause, or to receive any increase in the Rent following a review, then the date on which the legislation is repealed or amended to allow a review of or increase in the Rent, will be a further Review Date. The Landlord will be entitled to require a review of the Rent in accordance with this clause, except that the revised Rent will be the highest of:

8.6.1    the Open Market Rent at that further Review Date;

8.6.2    the Rent reserved immediately before that further Review Date; and

8.6.3 the Rent reserved immediately before the relevant legislative restriction became applicable to this Lease.

8.7      Guarantors not to take part in the review

         A Guarantor will not have the right to take part in the review of the Rent, but will be bound by it.

8.8      Rent review memorandum

         Following the agreement of the revised Rent after each rent review, the Landlord, the Tenant and any Guarantor shall sign a memorandum recording the revised level of the Rent and any agreement made pursuant to clause 8.2.3. The memorandum will be prepared by the Landlord and each party will bear its own costs.

8.9      Time not of the essence

         Time will not be of the essence in relation to this clause.

OTHER FINANCIAL MATTERS

--------------------------------------------------------------------------------

CLAUSE 9

9.1      Utilities

         The Tenant shall pay all charges, including connection and hire charges, relating to the supply of Utilities to the Premises and will comply with all present or future requirements and recommendations of the suppliers of Utilities to the Premises;

9.2      Common facilities

         The Tenant shall pay on demand a fair proportion of any costs incurred or payable by the Landlord in respect of any land or Service Media outside the Building but used in connection with the Premises.

9.3      Rates and taxes

9.3.1 The Tenant shall pay and indemnify the Landlord against all present and future rates, duties and assessments of any nature charged on or payable in respect of the Premises whether payable by the landlord, owner, occupier or tenant of the Premises and whether of a capital or income, recurring or non-recurring nature except any income or corporation tax imposed on the Landlord (or any superior landlord) in respect of:

         (a)   the grant of this deed; or

         (b)   the receipt of the rents reserved by this Lease; or

         (c) any dealing or disposition by the Landlord with its interest in the Premises.

9.3.2 The Tenant shall not make any claim for relief from any of the charges referred to above which could result in the Landlord not being entitled (during or after the end of the Term) to that relief in respect to the Premises.

9.4      Payments relating to the Premises and other property

         Where any of the charges payable under clauses 9.1, 9.2 or 9.3 relates to other property as well as the Premises, the amount to be paid by the Tenant will be a fair proportion of the whole of the amount charged or payable.

9.5      Landlord's costs

         The Tenant shall pay to the Landlord, on demand, and on an indemnity basis, the fees, costs and expenses charged, incurred or payable by the Landlord, and its advisors or bailiffs in connection with:

9.5.1 any steps taken in relation to, any proceedings under section 146 or 147 of the Law of Property Act 1925 or the Leasehold Property (Repairs) Act 1938, including the preparation and service of all notices, and even if forfeiture is avoided (unless it is avoided by relief granted by the court);

9.5.2 preparing and serving schedules of dilapidations at any time during the Term (or after the Term in respect of dilapidations arising during the Term), and supervising any works undertaken to remedy such dilapidations;

9.5.3 recovering (or attempting to recover) any arrears of Rent or other sums due to the Landlord under this Lease, including any costs associated with the Landlord's remedies of distress or execution;

9.5.4 any investigations or reports carried out to determine the nature and extent of any breach by the Tenant of its obligations in this Lease;

9.5.5 any steps taken to procure that a breach by the Tenant of its obligations under this Lease is remedied; and

9.5.6 any application for a consent of the Landlord (including the preparation of any documents) which is needed by virtue of this Lease, whether or not such consent is granted).

9.6      VAT

9.6.1 Where the Tenant is to pay the Landlord for any supply made to the Tenant by the Landlord, the Tenant shall also pay any VAT which may be payable in connection with that supply.

9.6.2 Where the Tenant is to pay the Landlord the costs of any supplies made to the Landlord, the Tenant shall also pay the Landlord any VAT payable in connection with that supply, except to the extent that the Landlord is able to obtain a credit for the VAT from HM Customs and Excise.

9.7      Interest

9.7.1 If the Rent is not paid to the Landlord on the due date or if any other sums payable under this Lease to the Landlord are not paid within 5 Working

         Days of the due date for payment the Tenant shall pay interest to the Landlord at the Interest Rate for the period from and including the due date until payment (both before and after any judgment).

9.7.2 If the Landlord refuses to accept any Rent or other sum due under this Lease, when the Tenant is, or may be, in breach of any of its obligations in this Lease so as not to prejudice the Landlord's rights to re-enter the Premises and forfeit this Lease, the Tenant shall pay interest on such sum to the Landlord at the Interest Rate for the period from and including the date such sum became due until the date the payment is accepted by the Landlord.

9.7.3 Interest under this Lease will accrue on a daily basis, compounded with quarterly rests on the Quarter Days and will be payable immediately on demand.

9.8      Exclusion of statutory compensation

         Any statutory right of the Tenant, or any undertenant, to claim compensation from the Landlord or any superior landlord on leaving the Premises is excluded to the extent that the law allows.

INSURANCE

--------------------------------------------------------------------------------

CLAUSE 10

10.1     Landlord's obligations relating to insurance

10.1.1 The Landlord shall insure the Building, other than any part installed by or on behalf of the Tenant or any undertenant against the Insured Risks.

10.1.2 The insurance taken out by the Landlord shall be through an agency chosen by the Landlord and subject to any exclusions, excesses and conditions as may be usual in the insurance market at the time or required by the insurers, or reasonably required by the Landlord.

10.1.3 The Landlord shall, at the request of the Tenant, and on payment by the Tenant of a reasonable fee, produce details of the terms of the current insurance policy and evidence of the payment of the current premium.

10.2     Reinstatement

10.2.1 If the Premises, or any part of the Building over which the Tenant exercises rights granted by this Lease, are damaged or destroyed by an Insured Risk, then:

         (a) unless payment of any insurance monies is refused because of any act or omission of the Tenant and the Tenant has failed to comply with clause 10.3.8;

         (b) subject to the Landlord being able to obtain any necessary consents; and

         (c) subject to the necessary labor and materials being and remaining available,

         the Landlord shall use the insurance monies received by the Landlord, except monies received for loss of rent, in repairing and reinstating:

         (d) the Premises (other than any part which the Landlord is not obliged to insure); or

         (e) such part of the Building over which the Tenant exercises rights granted by this Lease; or
         in constructing Comparable Premises as soon as reasonably possible. "Comparable Premises" are premises generally similar to the Premises (or the relevant part of the Building) in design, function, size and location within the Building, but may differ in these aspects from the Premises (or the relevant part of the Building) having regard to the principles of good estate management and building design.

10.2.2 The Landlord shall use reasonable endeavors to obtain the necessary labor, materials and consents to repair or reinstate the Premises, but will not be obliged to appeal against any refusal of a consent.

10.2.3 Where any reinstatement does not involve the total reconstruction of the Premises, the Landlord may give written notice to the Tenant requiring the Tenant to reinstate on behalf of the Landlord. The Tenant will then carry out the reinstatement in a good and workmanlike manner and within such time as is reasonably specified by the Landlord. The Landlord will pay to the Tenant the insurance moneys which the Landlord receives (other than any moneys relating to loss of rent) in connection with the relevant damage.

10.3     Tenant's obligations relating to insurance

         The Tenant shall:

10.3.1   pay the Insurance Rent in accordance with this Lease;

10.3.2 pay on demand any increase in the insurance premium for any part of the Building or any adjoining property of the Landlord which is attributable to the use of the Premises, or anything done or omitted to be done on the Premises by the Tenant or any other occupier of the Premises;

10.3.3 pay on demand a fair proportion of the costs incurred or payable by the Landlord in connection with the Landlord obtaining any valuation of the Building for insurance purposes, as long as such valuation is made at least three years after any previous such valuation;

10.3.4 comply with the requirements of the insurers relating to the Premises and the rights granted to the Tenant by this Lease;

10.3.5 not do or omit to do anything which may make any insurance of the Building or of any adjoining property of the Landlord, taken out by the Landlord or any superior landlord, void or voidable, or which would result in an increase in the premiums for such insurance;

10.3.6 give the Landlord immediate written notice of any damage to or destruction of the Premises by an Insured Risk;

10.3.7 pay the Landlord on demand the amount of any excess required by the insurers in connection with that damage or destruction;

10.3.8 pay the Landlord on demand an amount equal to any amount which the insurers refuse to pay, following damage or destruction to any part of the Building, or any adjoining property of the Landlord, by an Insured Risk, because of any act or omission of the Tenant;

10.3.9 if requested by the Landlord, remove its fixtures and effects from the Premises to allow the Landlord to repair or reinstate the Premises;

10.3.10 pay the Landlord on demand the costs incurred by the Landlord in preparing and settling any insurance claim relating to the Premises (or a fair proportion of such costs in relation to the Common Parts, the Structural Parts, or the Building as a whole) arising, in any case, from any insurance taken out by the Landlord; and

10.3.11 not take out any insurance of the Premises against the Insured Risks in its own name other than in respect of any part of the Premises installed by or on behalf of the Tenant or any undertenant or any other occupier, and other than in respect of any plate glass at the Premises. If the Tenant has the benefit of any such insurance, the Tenant shall hold all money receivable under that insurance upon trust for the Landlord.

10.4     Suspension of rent

10.4.1   If:

         (a) the whole of the Premises or any part which the Landlord is obliged to insure; or

         (b)   the means of access over the Building to the Premises; or

         (c) any Service Media over which the Tenant exercises rights granted by this Lease,

         are damaged or destroyed by an Insured Risk so as to make the Premises or any part which the Landlord is obliged to insure, unfit for occupation or use, the Rent (or a due proportion of it according to the nature and extent of the damage) will be suspended;

10.4.2 The Rent (or due proportion) will be suspended from the date of damage or destruction for a period of three years, or, if sooner until the Premises, or such part, have been made fit for occupation and use, or the means of access restored; or the Service Media over which the rights are exercised are repaired or restored.

10.4.3 The Rent will not be suspended to the extent that any loss of rent insurance has been made ineffective, or payment of it has been refused by the insurers because of any act or omission by the Tenant.

10.4.4 The Rent will not be suspended unless and until any arrears of Rent or other sums due under this Lease have been paid by the Tenant in full.

10.4.5 Any dispute relating to this clause 10.4 will be referred to arbitration.

10.5     Option to determine following damage by an Insured Risk

10.5.1 If the whole or substantially the whole of the Premises is made unfit for occupation or use by damage or destruction caused:

         (a)   by an Insured Risk and either

               i. the damage or destruction occurs during the last four years of the term of years granted by this Lease; or

               ii. the Landlord has not been able to begin the necessary works of repair or reinstatement because of circumstances beyond its reasonable control, within thirty months of the damage or destruction;

         (b)   by an Excluded Risk,

         the Landlord or the Tenant may terminate this Lease by giving written notice to the other.

10.5.2 The notice must be given within eighteen months after the damage or destruction if paragraph (a)(i) or (b) above applies and within three months beginning with the date which is thirty months after the damage or destruction if paragraph (a)(ii) above applies.

10.5.3 This Lease will terminate on service of such notice, but such termination will be without prejudice to any claim which the Landlord or the Tenant may have against the other for any earlier breach of their respective obligations in this Lease.

10.5.4 The Tenant shall remain bound by clauses 10.3.7 and 10.3.8 after such termination.

10.6     Insurance monies

         All insurance monies payable will belong to the Landlord.

SERVICE CHARGE

--------------------------------------------------------------------------------

CLAUSE 11

11.1     Definitions

         In this clause the following definitions apply:

         "Certificate"

         a statement certified by the Landlord or the Landlord's Surveyor or its accountant, which shows the Service Charge Estimate, the Landlord's Expenses, the Service Charge and the Service Charge Balance for the relevant Service Charge Year;

         "Landlord's Expenses"

         the costs (including any VAT charge on such costs to the extent that the Landlord is not able to obtain a credit for such VAT from HM Customs & Excise) incurred or provided for by or on behalf of the Landlord in connection with all or any of the following items:

         (a) cleaning, maintaining, carpeting and recarpeting, decorating, lighting, treating, repairing, and (where beyond economic repair) rebuilding and replacing the Common Parts;

         (b) cleaning, maintaining, treating, and repairing, and (where beyond economic repair) rebuilding and replacing the Structural Parts;

         (c) cleaning, maintaining, treating, repairing and redecorating the outside of all windows, window frames and sills at the Building;

         (d) replacing where necessary all windows at the Building from time to time;

         (e) providing, operating, inspecting, maintaining, repairing and (where beyond economic repair) replacing Service Media (other than Service Media which form part of the Premises or the Offices or which do not belong to the Landlord);

         (f)   removing any obstruction on the Common Parts;

         (g) providing, operating, inspecting, insuring and maintaining, repairing and replacing (where beyond economic repair) any equipment, plant and machinery and other materials, which are used in providing the matters listed in this definition;

         (h) fuel and Utilities used on the Common Parts or in providing the matters listed in this definition;

         (i) maintenance and other contracts entered into for the provision of the matters listed in this definition;

         (j) providing, maintaining and, when reasonably necessary, renewing signs at the Building;

         (k) providing and replacing refuse containers for occupiers of the Building and arranging for the collection of refuse;

         (l) providing, maintaining and restocking floral and/or plant displays on the Common Parts;

         (m) providing, maintaining and (where beyond economic repair) replacing furniture and fittings for use on the Common Parts;

         (n) providing, maintaining, when reasonably necessary, altering and where beyond economic repair replacing such security systems for the benefit of the whole (or substantially the whole) of the Building, which the Landlord (in the interests of good estate management) reasonably considers appropriate. This may include the provision of alarms, closed circuit television, barriers and other equipment, and security guards and patrols (whether employed by the Landlord or engaged as contractors);

         (o) providing fire detection, prevention and fighting equipment, and any signs, notices or equipment required by the fire authority for the Common Parts and the Structural Parts. Maintaining, repairing and (where beyond economic repair) replacing such items;

         (p) providing a reception or security desk in the entrance hall of the Building and staffing it;

         (q) employing or arranging for the employment (and the termination of employment) of staff in connection with the provision of the matters listed in this definition. This may include the costs of insurance, pension and welfare contributions and the provision of clothing, tools and equipment incurred in connection with such employment;

         (r) all present and future rates, taxes, duties and assessments of whatever nature charged on, or payable in respect of, the Common Parts or Structural Parts or in respect of the Building as a whole (as distinct from the Offices);

         (s) complying with any legislation relating to the Common Parts or the Structural Parts or the Building as a whole (as distinct from the Offices);

         (t) complying with or, where the Landlord reasonably considers it appropriate, contesting the requirements or proposals of the local or any other competent authority in respect of the Common Parts or the Structural Parts or of the Building as a whole (as distinct from the Offices);

         (u) complying with the matters referred to in clause 6.1 in so far as they relate to the Common Parts, the Structural Parts or the Building as a whole (as distinct from the Offices);

         (v)   abating any nuisance to the Building;

         (w) making such provisions as the Landlord reasonably considers appropriate for anticipated future expenditure. This may include the provision and replacement of any plant, machinery, lifts or equipment used or to be used in connection with the matters listed in this definition;

         (x) leasing any item used in providing the matters listed in this definition;

         (y) commitment fees, interest and any other cost of borrowing money, where necessary, to finance the matters listed in this definition;

         (z) obtaining any professional advice which may from time to time be required in relation to the management of the Building or the provision of the matters listed in this definition;

         (aa) the reasonable fees at market rates current from time to time of managing agents retained by the Landlord for the management of the Building; the provision of the matters listed in this definition and the collection of service charges (including the Service Charge Estimate and the Service Charge Balance) due from the Tenant and the other occupiers of the Building (or where any of those tasks is carried out by the Landlord a reasonable charge of the Landlord for that task), but not any such costs arising by reason of service charges being in arrears;

              (bb) preparing the Certificate (where by the Landlord or the Landlord's Surveyor or its accountants);

              (cc) any other works, services or facilities which the Landlord from time to time reasonably considers desirable for the purpose of maintaining, improving or modernising the services or facilities in or for the Building. These shall be for the general benefit of all, or substantially all, of the occupiers of the Building and in accordance with the principles of good estate management, but excluding any cost which the Landlord recovers under any other clause, or form any insurance taken out by the Landlord, where the Tenant is obliged to refund the Landlord the whole or any part of the premium;

                      "Service Charge Year"

                      the year from and including 24th June in each year or such other date which the Landlord chooses from time to time;

                      "Services"

                      (a) cleaning, maintaining, decorating, lighting, treating and repairing the Common Parts;

                      (b) cleaning, maintaining, treating, reparing and decorating the outside of the windows, window frames and sills of the Building;

                      (c) heating the Common Parts between such hours and at such times of the year as the Landlord in its discretion, considers appropriate;

                      (d) providing hot and cold water, towels and other supplies in the lavatories on the Common Parts;

                      (e) any of the other items referred to in the definition of Landlord's Expenses which the Landlord in its discretion, and from time to time, provides for the management or maintenance of the Building.

11.2      Landlord's obligations

11.2.1 The Landlord shall provide the Services in a manner which the Landlord reasonably considers appropriate.

11.2.2 The Landlord will have no liability for any failure or interruption of any Service:

          (a) while the Tenant is in arrears with payment of the Rent or other sums due under this Lease;

          (b) during the proper inspection, maintenance, repair or replacement of any relevant Service Media or equipment;

          (c)  resulting from a shortage of fuel, water, materials or labour;

          (d) resulting from a breakdown of any equipment used in connection with the provision of the Services; or

          (e) resulting from act or omission of any employee, contractor or agent of the Landlord,

               or for any other reason beyond the reasonable control of the Landlord.

11.2.3 In the circumstances mentioned in paragraphs (b), (c), (d) and (e) above, the Landlord shall restore the relevant Service as soon as is reasonably practicable.

11.2.4 The Landlord shall produce the Certificate to the Tenant as soon as practicable after the end of the Service Charge Year.

11.2.5 The Landlord shall, but at the cost of the Tenant, allow the Tenant to inspect any invoices and receipts for the Services as long as the Tenant has given the Landlord reasonable written notice.

11.2.6 If any Office in the Building is unlet for any period, the Landlord shall bear a fair proportion of the Landlord's Expenses in respect of that Office.

11.3      Tenant's obligations

11.3.1 The Tenant shall pay the Service Charge Estimate, and any VAT on it and the Service Charge Balance, and any VAT on it as provided in clause 7.1 (Tenant's obligation to pay rent).

11.3.2 If the date of this deed does not coincide with the beginning of a Service Charge Year, the Service Charge due from the Tenant for the part of that Service Charge Year which is within the Term will be reduced by the proportion which the part of that Service Charge Year which is before the beginning of the Term bears to one year, and the Service Charge Estimate for that part of that Service Charge Year will be adjusted accordingly.

11.3.3 If the end of the Term does not coincide with the end of a Service Charge Year, the Service Charge due from the Tenant for the part of that Service Charge Year which is within the Term will be reduced by the proportion which the part of that Service Charge Year which is after the end of the Term bears to one year.

11.4     Estimating and revising the Service Charge

11.4.1 The Landlord shall give the Tenant a statement of the Service Charge Estimate for each Service Charge Year. Until the statement has been given, the Service Charge Estimate shall be payable at the rate of the Service Charge Estimate for the previous Service Charge Year. Once the statement has been given, the remaining installments of the Service Charge Estimate and any VAT on them will be adjusted so as to provide for payment of the whole Service Charge Estimate for that Service Charge Year to be paid during the year.

11.4.2 If, during a Service Charge Year, the Landlord reasonably expects the cost of the Services to increase materially above its previous estimate of the cost of the Services for that Service Charge Year, the Landlord may revise its estimate of those costs. The Service Charge Estimate will be based on that revised estimate and the remaining installments of the Service Charge Estimate adjusted so that the revised Service Charge Estimate will have been paid by the end of that Service Charge Year. The Landlord may revise the Service Charge Estimate more than once in a Service Charge Year.

11.5     General provisions

11.5.1 In the absence of manifest error, the Certificate will be conclusive as to the amount of the Service Charge.

11.5.2 The Landlord shall notify the Tenant in writing of any change in the date of the beginning of the Service Charge Year.

11.5.3 If the Service Charge for any Service Charge Year is less than the Service Charge Estimate (as and if revised), the balance will be credited against the installments of the Service Charge Estimate due from the Tenant in the following Service Charge Year, or, at the end of the Term, set off against any sums due from the Tenant to the Landlord with any balance being repaid to the Tenant.

11.5.4 The Landlord's Expenses for the Service Charge Year in which the beginning of the Term falls may include costs incurred by or provided for or on behalf of the Landlord before the beginning of the Term so far as they relate to Services which are to be provided during the Term. The Landlord's Expenses in any Service Charge Year may include provisions for expenses to be made after the end of the Term so far as such provisions are reasonable having regard to the Services which are provided during the Term.

STATE AND CONDITION OF THE PREMISES

-------------------------------------------------------------------------------

CLAUSE 12

12.1   Repair

12.1.1 The Tenant shall repair the Premises and keep them in good and substantial repair and condition.

12.1.2 The Tenant shall carry out all works and treatments to the Premises as are necessary for the proper repair and maintenance of the Premises and to ensure the health and safety of people working at or visiting the Premises.

12.1.3 The Tenant shall regularly clean the inside of the windows at the Premises.

12.1.4 The Tenant will not be liable under this clause 12.1 to the extent that the Landlord is obliged to carry out the relevant repair works under clause 11.2.1 (Services) clause 10.2 (Reinstatement) or to the extent that the Landlord is prevented from carrying them out by reason of the matters referred to in paragraph (b) or (c) of clause 10.2.1.

12.2   Redecoration

12.2.1 The Tenant shall redecorate the Premises every five years, and in the last six months of the Term, and, on the last occasion, in colours and materials approved by the Landlord with such approval not to be unreasonably withheld or delayed.

12.2.2 All redecoration is to be carried out to a high standard and in accordance with good modern practice and to the reasonable satisfaction of the Landlord.

12.2.3 The Tenant will not be obliged to redecorate the Premises while the Landlord is repairing or reinstating the Premises by reason of clause
       10.2 (Reinstatement) to the extent that repair or reinstatement includes redecoration. The Tenant shall then redecorate the interior every five years after the repair or reinstatement and in the last six months of the Term and otherwise in accordance with this clause 12.2.

12.2.4 The Tenant shall renew the carpet in the Premises at the end of the Term in a colour and style which shall be approved by the Landlord such approval not to be unreasonably withheld or delayed.

12.3     Alterations

12.3.1 The Tenant shall not without the consent of the Landlord, such consent not to be unreasonably withheld or delayed, make any alterations or additions to the Service Media which form part of the Premises or make any alterations or additions to the Premises;

12.3.2 On any application for consent to make alterations or additions the Tenant shall give the Landlord two copies of a specification and detailed drawings identifying the proposed works, and any further copies required by a superior landlord.

12.3.3 Unless otherwise required by the Landlord, the Tenant shall, at the end of the Term, remove any alterations or additions made to the Premises (and make good any damage caused by that removal to the reasonable satisfaction of the Landlord) and shall reinstate the Premises to their original layout and condition.

12.4     Signs and reletting notices

12.4.1 The Tenant shall not display any signs or notices at the Premises which can be seen from outside the Premises, except one sign at the entrance to the Premises giving the name and business of the Tenant (or other authorized occupier), and a sign giving the names of any companies having their registered office at the Premises. The size, style and position of all signs permitted under this clause 12.4 must be approved by the Landlord with such approval not to be unreasonably withheld or delayed.

12.4.2 At the end of the Term the Tenant shall remove any signs at the Premises and will make good any damage caused by that removal to the reasonable satisfaction of the Landlord.

12.4.3 The Tenant shall permit the Landlord to place a sign on the Premises (and shall not object to any sign placed on the exterior of the Building):

         (a) during the last six months of the Term for the reletting of the Premises; and

         (b) at any time advertising the sale of the Landlord's interest (or any superior interest) in the Premises or the Building.

         so long as such signs do not unreasonably restrict the access of light or air to the Premises.

USE OF THE PREMISES

------------------------------------------------------------------------------

CLAUSE 13

13.1   The Permitted Use

       The Tenant shall not use the Premises except for the Permitted Use.

13.2   Restrictions on Use

       The Tenant shall not:

13.2.1 leave the Premises unoccupied for a period of more than one month without first notifying the Landlord in writing, nor for more than three months without first complying with the Landlord's insurer's requirements (if any) for rendering the Premises safe and secure. The Tenant will not by virtue of this clause be required to trade from the Premises;

13.2.2 do anything on the Premises which is illegal or immoral;

13.2.3 do anything on the Premises which would cause a nuisance or inconvenience or any damage or disturbance to the Landlord or any of the other occupiers of the Building or any owner or occupier of any other property near the Building;

13.2.4 obstruct any pavement, footpath or roadway adjoining or serving the Building;

13.2.5 carry out any noisy, noxious, dangerous or offensive acts at the Premises;

13.2.6 store dangerous or inflammable materials at the Premises, unless they are:

       (a) of a type usually kept by persons carrying on the same business as the Tenant (or other occupier) or necessary for the operation of any plant or machinery;

       (b) kept in reasonable quantities; and

       (c) stored safely and in accordance with any requirements or recommendations of the insurers of the Premises.

13.2.7 allow waste to accumulate at the Premises;

13.2.8 allow any material which is deleterious, polluting or dangerous (to persons or property) to enter any Service Media or any adjoining property; nor

13.2.9   overload or obstruct any Service Media which serve the Premises.

13.3     Use of machinery

         The Tenant shall not use any machinery on the Premises in a manner which causes or may cause:

13.3.1 any damage to the fabric of the Building or any strain on the structure of the Building beyond that which it is designed to bear; or

13.3.2 any undue noise, vibration or other inconvenience to the Landlord or other occupiers of the Building or of any adjoining property.

13.4     Fire and security precautions

         The Tenant shall comply with the requirements and recommendations of the fire authority and with any reasonable requirements of the Landlord relating to fire prevention and the provision of fire fighting equipment at the Premises. The Tenant shall comply with the reasonable requirements of the Landlord in relation to the security of the Building.

13.5     Exclusion of warranty

         The Landlord does not warrant or represent that the Premises may be used for the Permitted Use or for any other purpose.

DEALINGS

-------------------------------------------------------------------------------

CLAUSE 14

14.1   General restrictions

       The Tenant shall not part with nor agree to part with possession of the whole or part of the Premises or this Lease, nor allow any other person to occupy the whole or any part of the Premises, except as permitted by the remainder of this Clause 14.

14.2   Assignments

14.2.1 In this clause "Assignee" means the proposed assignee and "Assignment" means the proposed assignment.

14.2.2 The Tenant shall not assign any part (as opposed to the whole) of this Lease.

14.2.3 The Tenant shall not assign the whole of this Lease without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

14.2.4 The Landlord and the Tenant agree that, for the purposes of section 19(1A) of the Landlord and Tenant Act 1927, the Landlord may refuse its consent to an assignment in any of the following circumstances:

       (a) if the Tenant has not paid all Rent and other sums due under this Lease;

       (b) if in the reasonable opinion of the Landlord the Assignee is not of sufficient financial standing to pay the Rent and other sums payable under this Lease and to comply with the Tenant's obligations in this Lease (except where in the reasonable opinion of the Landlord acceptable security for such payments and such obligations is provided);

       (c) if, where the obligations of the Tenant have been guaranteed by a member of the same Group as the Tenant, the Assignee is another member of that Group;

       (d) if the Assignee (being a body corporate) is not incorporated within the UK, unless its proposed guarantor (and if more than one then all of them) (being a body corporate) is (or are) incorporated within the UK.

14.2.5 The Landlord and the Tenant agree that, for the purposes of section 19(1A) of the Landlord and Tenant Act 1927, the Landlord may give its consent to an assignment subject to all or any of the following conditions:

          (a) that the Tenant enters into an authorized guarantee agreement no later than the date of the Assignment. The agreement is to be by deed and, is to provided for a guarantee of all the obligations of the Assignee under this lease from the date of the Assignment until the Assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995. The agreement will also provide for all the matters permitted by section 16(5) of that Act and be otherwise in accordance with section 16 of that Act and be in a form reasonable required by the Landlord.

          (b) that the Assignee shall procure a guarantor or guarantors, which, if a body corporate, is to be incorporated within the UK, acceptable to the Landlord. The guarantor shall enter into a full guarantee and indemnity of the Assignee's obligations under this Lease. Such guarantee and indemnity is to be by deed and to be in the form of the schedule to this deed together with any additional provisions reasonably required by the Landlord or reasonably requested by the Tenant;

          (c) that, if at any time before the Assignment the circumstances set out in clause 14.2.4 apply, the Landlord may revoke its consent to the Assignment by written notice to the Tenant;

          (d) that the Assignment is completed within such time as may reasonably be specified by the Landlord.

14.2.6 Clauses 14.2.4 and 14.2.5 do not limit the right of the Landlord to refuse consent to an assignment on any other reasonable ground or to impose any other reasonable condition to its consent.

14.3      Underlettings

14.3.1 The Tenant shall not underlet or agree to underlet any part of the Premises (as distinct from the whole).

14.3.2 The Tenant shall not underlet the whole of the Premises, except in accordance with the remainder of this clause 14.3 and with clause 14.4 (Terms to be contained in any underlease) and then only with the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

14.3.3 The Tenant shall not underlet the Premises without first obtaining from the undertenant a covenant by the undertenant with the Landlord:

          (a) to comply with the terms of this Lease on the part of the tenant, other than as to the payment of any Rent or other sums reserved as rent by this Lease; and

          (b) to comply with the obligations on the undertenant in the underlease throughout the term of the underlease or until the undertenant is released by virtue of the Landlord and Tenant (Covenants) Act 1995, if sooner.

14.3.4 Any underlease shall be granted at a rent which is not less than the then full open market rental value of the Premises and without a fine or premium and with the underlease rent payable not more than one quarter in advance.

14.3.5 Tenant shall not grant an underlease until the Landlord has given its approval of an order of a court of competent jurisdiction made under section 38(4) of the Landlord and Tenant Act 1954 authorizing an agreement excluding sections 24 to 28 (inclusive) from the tenancy to be created by the underlease. The Tenant shall supply the Landlord with a copy of the order (with the form of underlease) certified by solicitors as a true copy of the original for this purpose.

14.4      Terms to be contained in any underlease

          Any underlease shall contain the following terms:

14.4.1 an agreement excluding sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 from the tenancy created by the underlease;

14.4.2 (where the term of the underlease extends beyond a Review Date) a provision for the review of the rent in the same terms and on the same dates as the review of the Rent in this Lease;

14.4.3    a provision for re-entry in the same terms as clause 18 (Forfeiture);

14.4.4 an obligation on the undertenant not to deal with or dispose of its interest in the underlease, or part with possession of the whole or part of that interest or permit any other person to occupy the Premises except by way of an assignment or charge of the whole of its interest in the Premises, which may only be made with the Landlord's consent, such consent not to be unreasonably withheld or delayed;

14.4.5 agreements between the Tenant and the undertenant in the same terms as clause 14.2.4 and 14.2.5;

14.4.6 an agreement between the Tenant and the undertenant expressed to be for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 that the Tenant may give its consent to an assignment of the underlease subject to a condition that the proposed assignee of the underlease enters into a covenant with the Landlord:

          (a) to comply with the terms of this Lease on the part of the tenant, other than as to the payment of any Rent or other sums reserved as rent by this Lease; and

          (b) to comply with the obligations on the undertenant in the underlease, from the date the assignment of the underlease is completed throughout the term of the underlease or until the assignee of the underlease is released by virtue of the Landlord and Tenant (Covenants) Act 1995, if sooner.

14.4.7    an acknowledgement in the terms of clause 14.2.6;

14.4.8 a provision that any document to be entered into by an assignee of the undertenant in fulfillment of a condition of consent to the assignment shall be in a form reasonably required by the Landlord; and

14.4.9 an agreement between the Tenant and the undertenant that where the review of rent in the underlease is referred to a third party for determination, the Tenant will be allowed to make representations and counter-representations to that third party on behalf of the Landlord as to the reviewed rent to be payable under the underlease.

          and shall otherwise be consistent with the terms of this Lease.

14.5      Rent review in an underlease

14.5.1 The Tenant shall procure that the rent in any underlease is reviewed in accordance with the underlease.

14.5.2 The Tenant shall not agree the level of any reviewed rent with an undertenant without the consent of the Landlord, such consent not to be unreasonably withheld.

14.5.3 If the rent review in an underlease is referred to a third party for determination, the Tenant shall:

          (a) ensure that the decision as to whether that third party is to act as arbitrator or expert is made with the Landlord's consent with such consent not to be unreasonably withheld or delayed;

          (b) ensure that the Landlord is given a reasonable opportunity to supply evidence to the Tenant to enable the Tenant to make representations and counter-representations. The Tenant shall make such representations and counter-representations on behalf of the Landlord and that any representations and counter-representations made by the Tenant or undertenant are immediately copied to the Landlord; and

          (c) keep the Landlord informed as to the progress of that third party determination.

14.6      Further provisions relating to underleases

14.6.1 The Tenant shall enforce the obligations of the undertenant in any underlease;

14.6.2 Where the Tenant has the right to refuse consent to an assignment of an undertenant's interest in the Premises it shall exercise that right and where the Tenant has the right to grant such consent subject to conditions, the Tenant shall impose those conditions unless the Landlord consents to a waiver of that right in respect of one or more of those conditions. Such consent, except consent to waive the right to require an authorized guarantee agreement in accordance with the underlease, is not to be unreasonably withheld or delayed;

14.6.3 The Tenant shall not vary the terms of, nor, without the consent of the Landlord, such consent not to be unreasonably withheld, accept or agree to accept a surrender of, or forfeit any underlease.

14.7      Charging

14.7.1 The Tenant shall not charge or agree to charge any part of the Premises (as distinct from the whole);

14.7.2 The Tenant shall not charge or agree to charge the whole of the Premises without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

14.8      Declarations of trust

          The Tenant shall not execute any declaration of trust of the whole or any part of its interest in the Premises or this Lease.

14.9      Group sharing of occupation

          If the Tenant is a company, it may share occupation of the Premises with any company which is in the same Group as the Tenant on the following conditions:

14.9.1 the Tenant promptly notifies the Landlord in writing of the beginning and the end of the arrangement;

14.9.2    no relationship of landlord and tenant is created by the arrangement;
          and

14.9.3 the other company vacates the Premises immediately if it ceases to be a member of the same Group as the Tenant.

14.10     Registration of dealings and provision of information

14.10.1 Within one month of any dealing with, or devolution of, the Premises or this Lease or of any interest created out of them or it, the Tenant shall:

          (a)  notify the Landlord in writing of that dealing or devolution;

          (b) give the Landlord a copy of any document effecting or evidencing the dealing or devolution, together with a copy for any superior landlord and the copies will each be certified by solicitors as a true copy of the original; and

          (c) pay the Landlord a reasonable registration fee of not less than (pound)25 and the registration fee of any superior landlord.

14.10.2 Registration of any dealing with or devolution of the Premises or this Lease or any interest created out of it or them will not imply that the Landlord has considered or approved the terms of that dealing or devolution.

14.10.3 The Tenant shall give the Landlord written details of persons occupying the Premises and the basis upon which they occupy on request by the Landlord.

LEGAL REQUIREMENTS AND REGULATIONS

--------------------------------------------------------------------------------

CLAUSE 15

15.1      Legislation

          The Tenant shall:

15.1.1 comply with all legislation affecting the Premises, their use and occupation, and the health and safety of persons working at or visiting the Premises, whether the legislation requires the owner, landlord, tenant or occupier to comply;

15.1.2    carry out any works to the Premises which are required by legislation;

15.1.3 obtain all licences and consents which are required under any legislation to use the Premises or carry out any works or other activity at the Premises;

15.1.4 at the end of the Term pay the Landlord a fair proportion of any compensation which the Tenant has received or which is receivable by the Tenant because of any restriction placed on the use of the Premises under any legislation;

15.1.5    not do or omit to do anything at the Premises which would result in:

          (a) any other property owned or occupied by the Landlord (including any other part of the Building) failing to comply with any legislation; or

          (b) the Landlord incurring any cost, penalty or liability under any legislation (save as referred to in clause 9.3.1).

15.2      Notices relating to the Premises

          The Tenant shall:

15.2.1 give the Landlord a copy of any notice received by the Tenant, relating to the Premises or the Building or any occupier of them, or to the Landlord's interest in them, within 5 Working Days of having received it (or immediately if there are shorter time limits in the notice);

15.2.2 where a notice requires compliance by the owner or occupier of the Premises, but subject to clause 15.2.3, comply with the terms of any such notice in a manner approved by the Landlord. The Landlord's approval of any particular manner will not imply that the Tenant has discharged its obligation to comply with the terms of the notice;

15.2.3 at its own cost, make or join the Landlord in making, any objection or appeal against such notice, which the Landlord may reasonably require

15.3      Planning

15.3.1    The Tenant shall comply with the Planning Acts.

15.3.2 The Tenant shall pay any charge imposed under the Planning Acts in respect of the use of the Premises, or any works carried out at the Premises.

15.3.3 The Tenant shall not apply for planning permission or make any other application under the Planning Acts nor implement any planning permission affecting the Premises without the consent of the Landlord.

15.4      The Construction (Design and Management) Regulations 1994

15.4.1 In this clause "Regulations" means the Construction (Design and Management) Regulations 1994 and "File" means The Health and Safety file for the Premises and works carried out to them required by the Regulations.

15.4.2 In respect of any works carried out by or on behalf of the Tenant or any undertenant or other occupier of the Premises (including any works of reinstatement which may be carried out after the end of the Term) to which the Regulations apply, the Tenant shall:

          (a) comply in all respects with the Regulations and procure that any person involved in carrying out such works complies with the Regulations; and

          (b) act as the only client in respect of those works and where required by the Landlord serve a declaration to that effect on the Health and Safety Executive pursuant to Regulation 4 of the Regulations and give a copy of it to the Landlord.

15.4.3    The Tenant shall:

          (a) maintain and make the File available to the Landlord for inspection at all times;

          (b) on request provide copies of the whole or any part of the File to the Landlord; and

          (c)  hand the File to the Landlord at the end of the Term.

15.4.4 The Tenant shall obtain copyright licences which are needed for the Tenant lawfully to comply with this clause 15.4 and such licences shall:

          (a)  be granted with a full title guarantee;

          (b) allow the Landlord and any superior landlord and anyone deriving title through or under them to take further copies of such documents;

          (c)  be obtained without cost to any such person; and

          (d)  be irrevocable.

15.5      Local authority requirements

          The Tenant shall comply with all local authority requirements and recommendations relating to the loading and unloading of goods at the Building and the collection of refuse from the Premises.

15.6      Defective Premises Act 1972

15.6.1 The Tenant shall give the Landlord immediate written notice of any defect in the Structural Parts or Common Parts adjoining the Premises of which the Tenant becomes aware and of any defect in the Premises which, in either case, may make the Landlord liable to do, or not to do, any act to comply with the duty of care imposed by the Defective Premises Act 1972.

15.6.2 The Tenant shall display any notices at the Premises needed to enable the Landlord to comply with the Defective Premises Act 1972.

15.7      Regulations

          The Tenant shall comply with any regulations which may reasonably be made by the Landlord from time to time to ensure the health and safety of persons at the Building and generally for the proper management of the Building.

15.8      No additional rights

          The Landlord will not be obliged to grant any additional rights to the Tenant or waive any of the Landlord's rights under this Lease in connection with the obligations of the Tenant in this clause 15.

LANDLORD'S COVENANT FOR QUIET ENJOYMENT

--------------------------------------------------------------------------------

CLAUSE 16

The Landlord agrees with the Tenant that, for so long as the Tenant complies with the Terms of this Lease, the Tenant may hold and use the Premises during the Term without any interruption (except as authorized by this Lease) by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord.

LIMIT ON LANDLORD'S LIABILITY

--------------------------------------------------------------------------------

CLAUSE 17

17.1 In this clause "Interest" means the whole of the interest in the reversion immediately expectant on the end of the Term.

17.2 The obligations on the Landlord contained or implied in this Lease, to the extent that they relate to any time after a person has parted with its Interest, will not be binding on or enforceable against a person after that person has parted with its Interest.

17.3 To the extent that a person retains any liability for such obligations after having parted with its Interest, the Tenant agrees to release that person from such liability within four weeks of being notified in writing that such person has parted with its Interest. Such release will have effect from the date of the disposal of the Interest.

17.4 If the Landlord makes a request under section 6 or 7 of the Landlord and Tenant (Covenants) Act 1995 (Release from covenants on assignment of the reversion), the Tenant agrees not to unreasonably withhold or delay the release requested.

FORFEITURE

--------------------------------------------------------------------------------

CLAUSE 18

18.1      Landlord's right of re-entry

          If any event set out in clause 18.2 occurs, the Landlord may forfeit this Lease and re-enter the Premises. The Term will then end, but without prejudice to any claim which the Landlord may have against the Tenant or a Guarantor for any failure to comply with the terms of this Lease.

18.2      Events giving rise to the Landlord's right of re-entry

18.2.1 The Rent or any other sum payable under this Lease has not been paid 15 Working Days after it became due, whether formally demanded or not.

18.2.2 The Tenant or any Guarantor has failed to comply with the terms of this Lease.

18.2.3 The Tenant or any Guarantor, if an individual (or if more than one individual then any one of them):

          (a)  is the subject of a bankruptcy petition;

          (b) is the subject of an application for an interim order under Part VIII of the Insolvency Act 1986; or

          (c) enters into any compositions, moratorium or other arrangement with its creditors, whether or not in connection with any proceeding under the Insolvency Act 1986; or

          a receiver of the income of the Premises is appointed under section 101 of the Law of Property Act 1925.

18.2.4 In relation to a Tenant or any Guarantor which is a body corporate (or if more than one body corporate then any one of them):

          (a) a proposal for voluntary arrangement is made under Part I of the Insolvency Act 1986 or the directors of the Tenant or Guarantor resolve to make such a proposal;

          (b) a petition for an administration order is presented under Part II of the Insolvency Act 1986 or the directors of the Tenant or Guarantor resolve to present such a petition;

          (c) a receiver (including a receiver under section 101 of the Law of Property Act 1925) or manager or administrative receiver of its property (or part of it) is appointed;

          (d) a resolution for its voluntary winding up is passed under Part IV of the Insolvency Act 1986 or a meeting of its creditors is called for the purpose of considering that it be wound up voluntarily (in either case, other than a voluntary winding up whilst solvent for the purposes of and followed by a solvent reconstruction or amalgamation);

          (e)  a petition for its winding up is presented to the court under
               Part IV or by virtue of Part V of the Insolvency Act 1986 or a resolution is passed that it be wound up by the court; or

          (f) an application is made under section 425 of the Companies Act 1985 or a proposal is made which could result in such an application.

18.2.5 The Tenant or any Guarantor which is a body corporate (or if more than one body corporate then any of them):

          (a) enters or proposes to enter into any arrangement, moratorium or composition (other than any referred to above) with its creditors; or

          (b) is dissolved, or is removed from the Register of Companies, or ceases to exist (whether or not capable of reinstatement or reconstitution).

NOTICES IN CONNECTION WITH THIS LEASE

--------------------------------------------------------------------------------

CLAUSE 19

19.1 Where a notice is to be given in connection with this Lease, it must be given in writing and signed by or on behalf of the party giving it, unless it is stated that it need not be given in writing.

19.2 Any notice to be given in connection with this Lease will be validly served if sent by first class post, or registered post or recorded delivery and addressed to or personally delivered to:

19.2.1 the Landlord at the address given in this deed or such other address which the Landlord has notified to the Tenant in writing;

19.2.2 the Tenant at the Premises or its registered office or its last known address;

19.2.3 a Guarantor at the Premises or its registered office or its last known address.

19.3 Any notice or demand sent by post from within the UK, and properly stamped and correctly addressed will be conclusively treated as having been delivered 2 Working Days after posting.

19.4 The Tenant shall give the Landlord verbal notice of any matter affecting the Premises where emergency action is needed as well as written notice.

MISCELLANEOUS

--------------------------------------------------------------------------------

CLAUSE 20

20.1      Landlord's rights to remedy default by the Tenant

20.1.1 If the Tenant fails to comply with any of its obligations in this Lease, the Landlord may give the Tenant written notice of that failure, and the Tenant shall:

          (a)  immediately in the case of an emergency; and

          (b) otherwise as soon as practicable, but in any event within one month of such notice,

          begin and then, within a reasonable time, complete remedying that failure.

20.1.2 If the Tenant does not comply with clause 20.1.1, the Landlord may enter the Premises and carry out any works or do anything else which may be needed to remedy the Tenant's failure to comply with its obligations under this Lease.

20.1.3 Any costs incurred by the Landlord by reason of clause 20.1.2 will be a debt due from the Tenant payable on demand and may be recovered by the Landlord as if it were additional rent.

20.2      Superior interests

          If at any time this Lease is a underlease:

20.2.1 the Tenant shall comply with the Terms of any superior lease to the extent that they relate to the Premises, other than any obligation to pay any rent; and

20.2.2 the Landlord shall pay any rent due under the immediate superior lease.

20.3      Tenant to provide information

20.3.1 The Tenant shall give the Landlord any information or documents which the Landlord reasonably requests to show that the Tenant is complying with its obligations in this Lease.

20.3.2 The Tenant shall give the Landlord immediate written notice of any defect or default which may make the Landlord liable to the Tenant or any third party.

20.4      Tenant's indemnity

          The Tenant agrees to indemnify the Landlord at all times (both during and after the Term) against all charges, claims, proceedings, liabilities, damages, losses, costs and expenses arising directly or indirectly from:

20.4.1    the existence, state of repair or use of the Premises;

20.4.2    any works carried out at the Premises;

20.4.3    any breach of any of the Tenant's obligations in this Lease; or

20.4.4    any act or omission of the Tenant.

20.5      Tenant's acknowledgement

          The Tenant acknowledges that it has not entered into this Lease in reliance on any representation made by or on behalf of the Landlord.

20.6      Disputes

          Any dispute between the Tenant (or other occupier of the Premises) and the Landlord or any other tenant or occupier of the Building relating to the Building shall be referred to the Landlord whose decision, provided it is made in accordance with the principles of good estate management and save in the case of manifest error, will be final and binding.

20.7      Guarantor

20.7.1 If at any time during the Term a Guarantor (or where a Guarantor comprises more than one person, any one of them) dies or any of the events referred to in clause 18 (Forfeiture) occurs in relation to a Guarantor, then the Tenant shall give immediate written notice to the Landlord of that event. Within one month of being so required by the Landlord, the Tenant shall procure that another person acceptable to the Landlord enters into a deed of guarantee and indemnity in the form of the schedule to this deed.

20.7.2 The Tenant shall procure that a Guarantor enters into any deed or document which is supplemental to this deed and which is entered into before that Guarantor is released by virtue of the Landlord and Tenant (Covenants) Act 1995.

20.8      Qualification of Landlord's liability

          The Landlord will not be liable to the Tenant or any other person for:

20.8.1 any damage to person or property arising from any act, omission or misfeasance by the Landlord, or its employees, agents or independent contractors, or by any other tenant or occupier of the Building or from the state and condition of the Premises or of any other part of the Building or any adjoining property of the Landlord;

20.8.2 any interruption to the supply of Utilities to the Premises or other parts of the Building;

20.8.3 any accidental damage to the Premises or to any property of the Tenant or any other occupier of the Premises or their employees, agents or independent contractors;

20.8.4 any accidental damage to any person occurring during the performance by or on behalf of the Landlord of any service which the Tenant or other authorized occupier of the Premises has requested the Landlord to carry out; or

20.8.5 for any failure to perform any obligation in this Lease, unless the Tenant has given the Landlord written notice of the facts giving rise to that failure and allowed the Landlord a reasonable time to remedy the matter.

20.9      Sale of goods after end of Term

20.9.1 The Tenant irrevocably appoints the Landlord as its agent to store or dispose of any items left by the Tenant at the Premises more than 10 Working Days after the end of the Term.

20.9.2 The Landlord may store or dispose of such items after that time as it thinks fit and without any liability to the Tenant, other than to account to the Tenant for the proceeds of sale, after deducting any costs of sale or storage incurred by the Landlord.

20.9.3 The Tenant agrees to indemnify the Landlord against any liability incurred by the Landlord by reason of the Landlord disposing of any items left at the Premises which do not belong to the Tenant, but which the Landlord believed did belong to the Tenant, which will be presumed unless the contrary is proved.

20.10     Arbitration

          Where this Lease refers to a dispute being referred to arbitration, it will be referred to a single arbitrator who will act in accordance with the Arbitration Act 1996, and the referral will be a submission to arbitration in accordance with that Act.

EXCLUSION OF THE 1954 ACT

--------------------------------------------------------------------------------

CLAUSE 21

Having been authorized to do so by an order of the Mayor's and City of London Court, under section 38(4) of the Landlord and Tenant Act 1954 made on 22nd April, 1999 (No. MY965783), the Landlord and the Tenant agree that the provisions of sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 shall not apply to the tenancy created by this deed.

NEW OR OLD LEASE

--------------------------------------------------------------------------------

CLAUSE 22

This Lease is a new tenancy for the purposes of Section 1 of the Landlord and Tenant (Covenants) Act 1995.

MUTUAL OPTION TO DETERMINE

--------------------------------------------------------------------------------

CLAUSE 23

23.1      In this clause 23 "Termination Date" means 24 March 2004;

23.2 Subject to the pre-conditions contained in clause 23.3 being satisfied on the Termination Date, and subject to the provisions of clause 23.4 either party may determine the Term on the Termination Date by giving to the other not less than six month's written notice. The Term will then determine on the Termination Date, but without prejudice to any rights of either party against the other for any antecedent breach of its obligations under this Lease.

23.3      The pre-conditions are that:

23.3.1 (in the case only of a notice served by the Tenant) materially the Premises are in a state consistent with the proper performance of the Tenant's obligations contained in clause 12;

23.3.2 (in the case only of a notice served by the Tenant) vacant possession of the whole of the Premises is given to the Landlord;

23.3.3 the party giving the notice referred to in clause 23.2 pays to the other party a sum equal to 3 months' Rent at the rate of the Rent per annum payable immediately preceding the Termination Date;

23.3.4 (in the case only of a notice served by the Tenant) all Rent and other sums due under this Lease up to the Termination Date have been paid in full.

23.4 In the case only where the notice referred to in clause 23.2 is served by the Tenant the Landlord may waive any of the pre-conditions contained in clause 23.3 at any time before the Termination Date by written notice to the Tenant.

23.5 In the case where the notice referred to in clause 23.2 is served by the Landlord this Lease shall determine notwithstanding that the Landlord has not made payment as referred to in clause 23.3.3 but in such event the liability of the Landlord to make such payment shall remain.

23.6      Time will be of the essence for the purposes of this clause 23.

CERTIFICATE

--------------------------------------------------------------------------------

CLAUSE 24

It is certified that there is no agreement for lease to which this deed gives effect.

IN WITNESS of which this deed has been duly executed and is delivered on the date written at the beginning of this deed.

                                 THE SCHEDULE

                    Form of deed of guarantee and indemnity

                        DEED OF GUARANTEE AND INDEMNITY


DATE


PARTIES

(1)       [GUARANTOR                   ] (incorporated and registered in
          England and Wales under company number [                      ]), the
          registered office of which is at [                     ]; and

(2)       [LANDLORD                    ] (incorporated and registered in
          England and Wales under company number [                      ]), the
          registered office of which is at [                       ].


RECITALS

(A)       By the Lease premises known as [              ] were let by [
               ] to [                 ] for a term of [             ] years
          from [               ].

(B) [The reversion immediately expectant on the termination of the Term [is now] [remains] vested in [ ]].

(C)       [By an [assignment][transfer] dated [               ] and made
          between [                ] (1) and the Tenant (2) the residue of the
          Term is now vested in the Tenant.]

(D) The Guarantor has agreed to enter into this deed of guarantee and indemnity in respect of the obligations of the Tenant pursuant to the Lease.



IT IS AGREED AS FOLLOWS:

DEFINITIONS

--------------------------------------------------------------------------------

CLAUSE 1
In this deed the following definitions apply:

"Guarantor"

the first party to this deed and its successors in title;

"Landlord"

the second party to this deed and its successors in title;

"Lease"

a lease made between [       ] (1) and [       ] (2) of [premises] dated [
] and any document varying or supplemental to such lease whether entered into before or after the date of this deed;

"Tenant"

[name of tenant] of [address]

INTERPRETATION

--------------------------------------------------------------------------------

CLAUSE 2

2.1 The clause headings are for reference only and do not affect the construction of this deed.

2.2 The words "include" and "including" are deemed to be followed by the words "without limitation".

2.3 General words introduced by the word "other" do not have a restrictive meaning by reason of being preceded by words indicating a particular class of acts, things or matters.

2.4 Obligations owed by or to more than one person are owed by or to them jointly and severally.

2.5 A reference to a person includes an individual, a corporation, company, firm, or partnership, whether or not legally capable of holding land.

2.6 A reference to particular legislation is a reference to that legislation as amended, consolidated or re-enacted from time to time and includes all orders, regulations, consents, notices, licenses and by-laws made or granted under such legislation.

2.7 Unless otherwise stated, a reference to a clause is a reference to a clause or sub-clause of this deed.

2.8 The rights of the Landlord under any clause are without prejudice to the rights of the Landlord under any other clause or under the Lease or any other security.

2.9 The obligations of or restrictions on the Guarantor under any clause are without prejudice to the obligations of or restrictions on the Guarantor, or to the rights of the Landlord under any other clause or under the Lease or any other security.

2.10 Where a sum is expressed to be payable on demand, unless otherwise specified, 5 working days after the demand has been made.

2.11 The words "Interest Rate", "Rent", and "Term" have the meanings given to them in the Lease.

GUARANTEE

--------------------------------------------------------------------------------

CLAUSE 3

3.1 The Guarantor irrevocably and unconditionally guarantees to the Landlord that the Rent and other sums due under the Lease will be duly and punctually paid, and that all the other obligations of the Tenant under the Lease will be duly performed and complied with, in either case whether during or after the end of the Term (however and whenever it ends).

3.2 The Guarantor agrees that if at any time the Rent or other sums due under the Lease are not paid on their due date, or any of the other obligations of the Tenant under the Lease are not duly performed and complied with, it shall, on demand, pay such sum or perform or comply with such obligation.

PRINCIPAL DEBTOR

--------------------------------------------------------------------------------

CLAUSE 4

As a separate and independent obligation under this deed, the Guarantor agrees that if any sum or obligation expressed to be guaranteed under this deed is not recoverable from or enforceable against the Guarantor on the basis of a guarantee (for whatever reason), the Guarantor shall be liable as sole or principal debtor in respect of such sum or obligation which shall be paid, performed or complied with by the Guarantor on demand.

INDEMNITY

--------------------------------------------------------------------------------

CLAUSE 5

As a separate and independent obligation under the deed, the Guarantor agrees to indemnify the Landlord and keep the Landlord indemnified against any costs, loss, expense or liability resulting from:

5.1 the failure of the Tenant duly and punctually to pay the Rent and other sums due under the Lease or to perform and comply with its obligations in the Lease;

5.2 any of the obligations on the Tenant in the Lease being or becoming void, voidable or unenforceable by the Landlord against the Tenant or any other person who is liable;

5.3       the Lease (or the Tenant's obligations under it) being disclaimed;

5.4 the Lease being surrendered by a liquidator or trustee in bankruptcy of the Tenant, or becoming forfeited;

5.5 the Tenant or any other person who is liable entering into any arrangement or composition with any of its creditors (whether or not such arrangement or composition binds or is expressed to bind the Landlord); or

5.6 the Tenant (being a body corporate) ceasing to exist (whether or not capable of reconstitution or reinstatement), and to pay on demand to the Landlord the amount of such cost, loss, expense or liability, whether or not the Landlord has sought to enforce any rights against the Tenant or any other person who is liable.

NO DISCHARGE OF GUARANTOR

--------------------------------------------------------------------------------

CLAUSE 6

Without prejudice to sub-section 18(3) of the Landlord and Tenant (Covenants) Act 1995 (Effect of variations on guarantors), the Guarantor's liability under this deed will remain in full force and effect and will not be released or discharged nor will the rights of the Landlord be prejudiced or affected by any of the following:

6.1 any time, indulgence or concession granted by the Landlord to the Tenant or to any other person who is liable;

6.2 the Landlord dealing with, exchanging, varying or failing to perfect or enforce any of its rights or remedies against the Tenant or any other person who is liable;

6.3 the existence of or dealing with, varying or failing to perfect or enforce any other rights or security which the Landlord may have or acquire against the Tenant or any other person who is liable in respect of its obligations under the Lease;

6.4 any variation of, addition to or reduction from the terms of the Lease whether or not the same is substantial or is prejudicial to the Guarantor or confers only a personal right or obligation;

6.5 any non-acceptance of the Rent or other sums due from the Tenant under the Lease, in circumstances where the Landlord has reason to suspect a breach of its obligations in the Lease;

6.6 the occurrence of any of the events set out in clause 18 (Forfeiture) of the Lease;

6.7 a surrender of part of the premises demised by the Lease, except that the Guarantor will have no liability in relation to the surrendered part in respect of any period after the date of the surrender;

6.8 any incapacity, disability or change in the constitution, status, or name of the Tenant or of the Landlord;

6.9 any amalgamation, merger or reconstruction by the Landlord with any other person or the acquisition of the whole or any part of its assets or undertaking by any other person;

6.10 any voluntary arrangement entered into by the Tenant or any other person who is liable with all or any of its creditors (whether or not such arrangement binds or is expressed to bind the Landlord);

6.11 any other act or thing by virtue of which, but for this provision, the Guarantor would have been released or discharged from its obligations under this deed, or the rights of the Landlord would have been prejudiced or affected, other than a release by deed, entered into by the Landlord, in accordance with the terms of such deed, and the parties acknowledge that each of the matters listed above is separate and independent and is not to be interpreted in the light of any other.

WAIVER BY GUARANTOR OF ITS RIGHTS

--------------------------------------------------------------------------------

CLAUSE 7

7.1 Until all the liabilities expressed to be guaranteed by the Guarantor under this deed have been paid, discharged or satisfied irrevocably and in full, the Guarantor agrees not, without the consent of the Landlord with such consent not to be unreasonably withheld or delayed, to:

7.1.1 exercise any of its rights in respect of the liabilities expressed to be guaranteed under this deed against the Tenant or any other person who is liable;

7.1.2 demand or accept any security from the Tenant or any other person who is liable in respect of the obligations of the Guarantor under this deed or in respect of any indebtedness due to the Guarantor from the Tenant or any other person who is liable. Any security received by the Guarantor in breach of the above or any such security held by the Guarantor at the date of this deed shall be held by the Guarantor on trust for the Landlord and delivered to the Landlord on demand;

7.1.3 claim any legal or equitable set-off or counterclaim against the Tenant or any other person who is liable; or

7.1.4 claim or prove in competition with the Landlord in the liquidation or bankruptcy or in any administration or receivership of the Tenant or any other person who is liable, or have the benefit of or share in any payment or distribution from or composition or arrangement with the Tenant or any other person who is liable. Any money or other property received by the Guarantor in breach of this shall be held by the Guarantor on trust for the Landlord and delivered to the Landlord on demand.

7.2 The obligations of the Guarantor under this deed may be enforced by the Landlord against the Guarantor.

7.2.1 at its discretion and without first enforcing or seeking to enforce its rights against the Tenant or any other person who is liable or exercising its rights under any other security or resorting to any other means of payment; and

7.2.2     as primary obligations and not merely as obligations of a surety.

PAYMENTS IN GROSS

--------------------------------------------------------------------------------

CLAUSE 8


All dividends, compositions and monies received by the Landlord from the Tenant or any other person which are capable of being applied by the Landlord in satisfaction of the liabilities expressed to be guaranteed under this deed, will be regarded for all purposes as payments in gross. This will not prejudice the right of the Landlord to recover from the Guarantor the ultimate balance which, after receipt of such dividends, compositions and moneys, may remain owing or expressed to be owing to the Landlord.

GUARANTOR TO TAKE A NEW LEASE

--------------------------------------------------------------------------------

CLAUSE 9

9.1       In this clause a "Relevant Event" is:

9.1.1 the surrender of disclaimer of the Lease, or the Tenant's obligations under it by a liquidator or trustee in bankruptcy of the Tenant;

9.1.2     the disclaimer of the Lease after it has become bona vacantia;

9.1.3     the forfeiture of the Lease; or

9.1.4 the Tenant (being a body corporate) ceasing to exist (whether or not the Tenant is capable of being reconstituted or reinstated).

9.2 If a Relevant Event occurs the Guarantor agrees, at the request of the Landlord made within 12 months following the Landlord having notice of the Relevant Event, to take a new lease of the Premises from the Landlord.

9.3       Such new lease shall:

9.3.1 be for a term commencing on the date of the Relevant Event and be equal to the unexpired residue of the term of years granted by the Lease (or the residue which would be unexpired but for the Relevant Event) as at the date of the Relevant Event;

9.3.2 reserve a rent equal to the Rent reserved under the Lease immediately before the Relevant Event and otherwise be on the same terms as the Lease; and

9.3.3     take effect from the date of the Relevant Event.

9.4 The new lease will take effect subject to the Lease, if and to the extent that it is still subsisting, and subject to any underlease or other interest created or permitted by the Tenant or its predecessors in title.

9.5 The Guarantor shall pay the Landlord's costs (on an indemnity basis) in connection with the grant of such new lease and shall execute deliver and pay the stamp duty on a counterpart of it to the Landlord.

9.6 The Guarantor shall before the grant of such new lease make a joint application with the Landlord (in a form reasonably determined by the Landlord) to a court of competent jurisdiction for an order to be made authorizing an agreement between the Landlord and the Guarantor to exclude the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 from the tenancy to be created by the new lease.

9.7 If the Landlord does not require the Guarantor to take a new lease of the Premises, the Guarantor shall nevertheless pay on demand to the Landlord a sum equal to the Rent and other sums due under the Lease which would have been payable but for the Relevant Event in respect of the period from the date of the Relevant Event until six months after it or, if sooner, the date the Premises are re-let.

SUPPLEMENTARY PROVISIONS

--------------------------------------------------------------------------------

CLAUSE 10

10.1 This deed is in addition to any other security or any other right or remedy held by or available to the Landlord from time to time.

10.2 As and when called upon to do so by either the Landlord or the Tenant, the Guarantor shall enter into any document supplemental to the Lease (by deed if required) for the purpose of consenting to the Tenant entering into such supplemental document and confirming that, subject only to subsection 18(3) of the Landlord and Tenant (Covenants) Act 1995 (Effect of variations on guarantors), all the obligations of the Guarantor will remain in full force and effect in respect of the Lease.

10.3 The Guarantor agrees to pay to the Landlord on demand, and on an indemnity basis, all legal and other costs and charges which may be payable by the Landlord in relation to the enforcement of the Guarantor's obligations in this deed.

10.4 The Guarantor agrees to pay interest on each amount demanded of it under this deed, at the Interest Rate until payment (both before and after any judgment), except that where the sum demanded from the Guarantor is interest due from the Tenant at that rate and is paid by the Guarantor immediately on demand, the Guarantor will not be liable to pay further interest on that sum.

10.5 Each of the provisions of this deed is distinct and severable from the others, and if at any time one or more such provisions is or becomes illegal, invalid or unenforceable (either wholly or to any extent), the validity, legality and enforceability of the remaining provisions (or the same provision to any other extent) will not be affected or impaired.

10.6 The rights of the Landlord under this deed will enure for the benefit of the Landlord and its successors in title without any need for any express assignment of them.

                                             (EXECUTED AS A DEED by
                                             (CAPITAL & COUNTIES plc
                                             (acting by:


                                             Director /s/ [signature illegible]


                                             Secretary /s/ [signature illegible]

                                   Registered on
                                   under section 395, Companies Act 1985



                        DATE           27th April 1999
                        ------------------------------




                            CAPITAL & COUNTIES plc




                                      and



                          ENGAGE TECHNOLOGIES LIMITED



                        _______________________________

                               RENT DEPOSIT DEED

                                  relating to

                                 an Underlease
                         dated 27 April 1999 and made
                    between Capital & Counties plc and (1)
                      and Engage Technologies Limited (2)
                                  relating to
         5th floor premises at Egyptian House 170 Piccadilly London W1

                        _______________________________

                               Nabarro Nathanson
                              50 Stratton Street
                                London W1X 6NX

                              Tel: 0171 493 9933

                                   CONTENTS

Clause        Subject matter                                             Page
1.       DEFINITIONS AND INTERPRETATION..................................  1

2.       RECITALS........................................................  2

3.       SUPPLEMENTAL DEED...............................................  3

4.       DEPOSIT.........................................................  3

5.       WITHDRAWALS.....................................................  3

6.       INTEREST........................................................  4

7.       TRANSFER OF REVERSION...........................................  4

8.       RELEASE OF RENT DEPOSIT.........................................  4

9.       CHARGE..........................................................  5

10.      GENERAL PROVISIONS..............................................  5

11.      EXECUTION.......................................................  5

SCHEDULE                 Part I - (Lease)................................  6
                         Part II - (Property)............................  6
                         Part III - (Deposited Sum)......................  6

                                     DEED


DATE           27th April                                                  1999


PARTIES

(1) CAPITAL & COUNTIES plc (incorporated and registered in England and Wales under company number 280739) the registered office of which is at 40 Broadway London SW1H 0BU (the Landlord); and

(2) ENGAGE TECHNOLOGIES LIMITED (incorporated and registered in England and Wales under company number 3484747) the registered office of which is at 212 Piccadilly, London W1V 9LD (the Tenant).


IT IS AGREED AS FOLLOWS:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Deed, unless the context otherwise requires, the following words and phrases have the following meanings:

         "Account"

         means an interest-bearing account to be opened in the name of the Landlord with a bank or institution of the Landlord's choosing;

         "Deposited Sum"

         means the sum deposited by the Tenant with the Landlord under the terms of this Deed and which is referred to in Part III of the Schedule and includes any sum subsequently deposited in the Account from time to time in accordance with this Deed;

         "Lease"

         means the underlease brief particulars of which are contained in Part I of the Schedule and includes any document supplemental to the Lease whether or not expressed to be so;

         "Property"

         means that property brief particulars of which are contained in part II of the Schedule;

         "Rent Deposit"

         means NINETY THOUSAND AND SEVENTY POUNDS ((pound)90,070) representing an amount equal to nine months' rent plus value added tax from time to time first reserved by the Lease and nine months' estimated service charge payable under the Lease;

         "Term"

         means the term granted by the Lease and includes any extenion or continuation whether by statute or at common law.

1.2 The clause headings in this Deed (erxcept the definitions) are for ease of reference and are not to be used for the purposes of construing this Deed.

1.3 References in this Deed to clauses or Schedules will mean the clauses of or the Schedules attached to this Deed.

1.4 Obligations undertaken by more than one person are joint and several obligations.

1.5 Words importing persons include firms companies and corporations and vice versa.

1.6 Words importing one gender shall be construed as importing any other gender.

1.7 Words importing the singular shall be construed as importing the plural and vice versa.

1.8 The expression the "Landlord" includes (subject to clause 7) any person entitled at any time to the reversion to the Lease.

2.       RECITALS

2.1 It was a term of the negotiations for the Lease that the Tenant should lodge with the Landlord the Rent Deposit.

2.2 On or before the date of this Deed the Tenant has lodged with the Landlord the Deposited Sum.

2.3 The Landlord agrees to hold the Rent Deposit under the terms of this Deed.

3.       SUPPLEMENTAL DEED

         This Deed is supplemental to the Lease.

4.       DEPOSIT

4.1      The Landlord acknowledges receipt from the Tenant of the Deposited Sum.

4.2 The Landlord will place the Deposited Sum (together with all money received subsequently under the terms of this Deed as poart of the Rent Deposit) in the Account and (subject to the provisions of clause 5) will hold the Deposited Sum throughout the Term as security for:

4.2.1 payment by the Tenant on the due date of all of the rents payable under the Lease;

4.2.2 payment by the Tenant of any other sums which may become due to the Landlord from time to time under the Lease; and

4.2.3 compliance by the Tenant with the covenants and conditions contained in the Lease and this Deed.

4.3 The Tenant will at all times maintain the amount standing to the credit of the Account in a sum equivalent to the Rent Deposit.

4.4 If as a result of any withdrawal by the Landlord or for any other reason the Deposited Sum is at any time less than the Rent Deposit, the Tenant will within seven days after written notice from the Landlord (and notwithstanding any dispute of any kind whatsoever as to any withdrawal from the Account by the Landlord) deposit with the Landlord a sum equal to the difference between the Deposited Sum and the Rent Deposit.

4.5 Immediately following any increase of rent payable under the Lease, the Tenant will deposit with the Landlord a sum equal to the difference between the Deposited Sum and the Rent Deposit.

5.       WITHDRAWALS

         The Landlord may from time to time at the Landlord's absolute discretion make withdrawals from the Account of sums sufficient to compensate the Landlord for any non-payment, delay in payment or damage suffered by or debt due to the Landlord arising from any of the following events:

5.1 any failure by the Tenant during the Term to pay, within seven days after the due date, any of the rents or other sums payable under the Lease or any mense profits for which the Tenant may be liable in respect of the Property;

5.2 any default by the Tenant in complying with any covenant or condition contained in the Lease relating to any other matter; or

5.3      forfeiture or disclaimer of the Lease or the Tenant ceasing to exist.

6.       INTEREST

         The Landlord will arrange for payments of all interest earned in respect of the Account to be made (net of any tax required to be deducted by the landlord before the Landlord accounts to the Tenant) to the Tenant yearly at the Property or at such other address as the Tenant may from time to time notify to the Landlord in writing.

7.       TRANSFER OF REVERSION

         If the landlord transfers the reversion immediately expectant upon the determination of the Term the Landlord will:

7.1 transfer the Deposited Sum to the transferee of the reversion and assign the benefit and the burden of this Deed to that transferee;

7.2 procure that the transferee of the reversion, no later than the date of the transfer, covenants in a deed with the Tenant to observe and perform the obligations of the Landlord under this Deed; and

7.3 on delivery of the deed of covenant referred to in clause 7.2 to the Tenant the Landlord (being the transferor) will cease to be liable for any default in compliance with any provision contained in this Deed.

8.       RELEASE OF RENT DEPOSIT

         If the Tenant has materially complied with all the covenants and conditions contained inthe Lease and in this Deed such that at the time of the occurrence of the relevant rent referred to in 8.1, 8.2 or 8.3 (as the case may be) below there are then no financial obligations under the Lease or under this Deed outstanding then the landlord will repay the Deposited Sum or the balance of the Deposited Sum then standing to the credit of the Account to the Tenant (or as the Tenant may direct) 10 working days after the earliest to occur of the following:

8.1 the Landlord receiving notice of an assignment in accordance with the Lease following a permitted assignment of the Lease by the Tenant;

8.2 the expiration or sooner determination of the Term or such later date as any outstanding financial obligations have been settled;

8.3 receipt by the Landlord of audited accounts showing that the Tenant's net profits after tax during each of the three immediately preceding accounting periods (none of which is to be a period of more than one year) are in excess of three times the annual rent payable under the Lease at the date of receipt of those accounts in 8.1, 8.2 or 8.3 (as the case may be).

9.       CHARGE

         The Tenant willful title guarantee charges the Account and all sums standing to the credit of the Account from time to time as security for the payment or reimbursement (as the case may be) to the landlord of the sums referred to in clause 5.

10.      GENERAL PROVISIONS

10.1 The Deposited Sum will at all times be and remain the property of the Tenant subject to the Charge contained in clause 9.

10.2 The Landlord's rights of re-entry contained in the Lease will be exercisable on any default by the Tenant in compliance with any provision contained in this Deed as well as on the happening of any of the events mentioned in the Lease.

10.3 The provisions of this Deed will not in any way lessen or affect the Tenant's or any guarantor's obligations under the Lease or lessen the Landlord's rights to take any action or proceedings under the Lease in respect of any default by the Tenant in complying with any of the covenants or conditions contained in the Lease.

10.4 All expenses incurred by the landlord in maintaining the Account will be paid or indemnified (as the case may be) by the Tenant to the Landlord on demand and if not so paid within 14 days of any demand may be withdrawn by the Landlord from the Account.

11.      EXECUTION

         IN WITNESS of which the Landlord and the Tenant have executed this document as a Deed which is intended to be and is delivered the day and year first before written but not before.

                                   SCHEDULE

                                    Part I

                                    (Lease)


Date      :    27th April 1999

Parties   :    Capital & Counties plc (1) and Engage Technologies Limited (2)

Term      :    from and including the date hereof and expiring on and including
               24 March 2009




                                    Part II

                                  (Property)

Property situate at and known as 5th floor, Egypitan House, 170 Piccadilly, London W1 as the same is more particularly described and comprised in the Lease.





                                   Part III

                                (Deposited Sum)

NINETY THOUSAND AND SEVENTY POUNDS ((Pound)90,070)


                                    ( EXECUTED AS A DEED by
                                    ( CAPITAL & COUNTIES plc
                                    ( acting by:


                                    Director /s/ [signature illegible]



                                    Secretary /s/ [signature illegible]